UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

KraneShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

Quadratic Deflation ETF (BNDD)	Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

A Message from the Principal Executive Officer

of KraneShares Trust to all Shareholders

July [●], 2026

Dear Shareholder:

You are invited to attend a joint special meeting (the “Special Meeting”) of the shareholders of each Fund of KraneShares Trust (the “Trust”), scheduled for August 20, 2026, at 9:30 a.m. Eastern Time. The Special Meeting will be held at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, New York 10017.

The Special Meeting has been called to vote on the following proposals. As a shareholder of one or more Fund(s), you have the right to vote these matters, as described below.

The Special Meeting is being held for the following purposes:

(1)	To approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund (“Proposal 1”) (To be voted on by shareholders of each Fund, voting separately); and

(2)	To approve a new investment sub-advisory agreement between Krane and Quadratic Capital Management, LLC (“Quadratic” or “Sub-Adviser”) on behalf of each Fund (“Proposal 2”) (To be voted on by shareholders of each Fund, voting separately).

At the Special Meeting, shareholders will also be asked to transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Proposal 1

Krane recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC, acquired a majority interest in Krane from China International Capital Corporation (USA) Holdings Inc. (the “Transaction”). The Transaction closed on June 23, 2026 (“Closing”). To provide for continuity of management for the Fund following the Closing, at special meetings on February 20, and June 18, 2026, the Board of Trustees of the Trust (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the termination of the then-current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Original Advisory Agreement”), effective immediately prior to the Closing, and appointed Krane as each Fund’s investment adviser pursuant to an interim investment advisory agreement between the Trust, on behalf of each Fund, and Krane (the “Interim Advisory Agreement”), effective upon the Closing. In addition, the Board, including all of the Independent Trustees, received and considered information from Krane regarding the Transaction and a proposed new investment advisory agreement between the Trust, on behalf of each Fund, and Krane (“New Advisory Agreement”). The New Advisory Agreement was unanimously approved by the Board, subject to shareholder approval.

The Interim Advisory Agreement allows Krane to serve as the investment adviser to each Fund after the termination of the Original Advisory Agreement and while seeking shareholder approval of the New Advisory Agreement. The terms of the Interim Advisory Agreement are identical to those applicable to Krane under the Original Advisory Agreement, except that the termination provision in the Interim Advisory Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Advisory Agreement. In addition, the material terms of the New Advisory Agreement are identical to those of the Original Advisory Agreement, except for its effective and termination dates. To ensure that the management of your Fund can continue without any interruption and that Krane can continue to provide your Fund with investment management services, you are being asked by this proxy to approve the New Advisory Agreement.

Under the New Advisory Agreement, Krane will provide the same management and investment advisory services to each Fund on materially identical terms as under the Original Advisory Agreement. The Transaction did not result in any change in the investment objectives of either Fund. There are no expected changes to the organization or structure of either Fund. The current personnel performing and overseeing each Fund’s investment programs at Krane are expected to continue to manage the Funds under the New Advisory Agreement, although there can be no assurance that such personnel will remain employed by Krane. The New Advisory Agreement and the Original Advisory Agreement only differ with respect to their effective and termination dates.

The New Advisory Agreement also will not result in any change in the advisory fees paid by either Fund to Krane. Further, Krane and the Trust entered into a Fee Waiver Agreement, dated April 1, 2026, (the “Original Fee Waiver Agreement”) pursuant to which Krane agreed to waive a portion of its advisory fee with respect to IVOL. Because the Original Fee Waiver Agreement automatically terminated upon the termination of the Original Advisory Agreement, Krane entered into an interim fee waiver agreement in connection with the effectiveness of the Interim Advisory Agreement, pursuant to which Krane has continued to waive the same portion of its advisory fee with respect to IVOL as it waived under the Original Fee Waiver Agreement (“Interim Fee Waiver Agreement”). In addition, Krane has agreed to enter into a new fee waiver agreement (the “New Fee Waiver Agreement”) pursuant to which Krane will continue to waive the same portion of its advisory fees for IVOL as under the Original Fee Waiver Agreement. The New Fee Waiver Agreement will be effective concurrently with the effective date of the New Advisory Agreement and will remain in effect through at least August 1, 2028.

Proposal 2

Immediately prior to the Closing, Krane served as each Fund’s investment adviser under the Original Advisory Agreement and Quadratic served as each Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement between Krane and Quadratic (“Original Sub-Advisory Agreement”). Pursuant to its terms, the Original Sub-Advisory Agreement automatically terminated upon the termination of the Original Advisory Agreement. To provide for continuity of portfolio management services for the Fund following such termination, at special meetings on February 20, May 20, and June 18, 2026, the Board appointed Quadratic as each Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement between Krane and Quadratic (the “Interim Sub-Advisory Agreement”). In addition, at the special meeting held on June 18, 2026, the Board, including all of the Independent Trustees, unanimously approved a new investment sub-advisory agreement for each Fund between the Krane and Quadratic (“New Sub-Advisory Agreement”), subject to shareholder approval.

The Interim Sub-Advisory Agreement allows Quadratic to continue to serve as the investment sub-adviser to each Fund after the termination of the Original Sub-Advisory Agreement and while seeking shareholder approval of the New Sub-Advisory Agreement, which is required for Quadratic to continue to serve as the investment sub-adviser of each Fund. The terms of the Interim Sub-Advisory Agreement are identical to those applicable to Quadratic under the Original Sub-Advisory Agreement, except that the termination provision in the Interim Sub-Advisory Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Sub-Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Sub-Advisory Agreement. In addition, the terms of the New Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except for its effective and termination dates. To ensure that the management of your Fund can continue without any interruption and that Quadratic can continue to provide your Fund with portfolio management services, you are being asked by this proxy to approve the New Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, Quadratic will provide the same portfolio management and investment sub-advisory services to each Fund on materially identical terms as under the Original Sub-Advisory Agreement. There are no expected changes to the organization or structure of either Fund. The New Sub-Advisory Agreement will not result in any change in the advisory fees paid by Krane to Quadratic. The current personnel performing and overseeing each Fund’s investment programs at Quadratic are expected to continue to manage the Funds under the New Sub-Advisory Agreement, although there can be no assurance that such personnel will remain employed by Quadratic. The New Sub-Advisory Agreement and the Original Sub-Advisory Agreement only differ with respect to their effective and termination dates.

The enclosed Proxy Statement provides detailed information about the Proposal. Please review this information carefully before you cast your vote on the Proposal.

Please note that the Board has unanimously approved the Proposals and recommends that you vote FOR both Proposals.

How to Vote

Detailed information about the Proposal is contained in the enclosed materials. Whether or not you plan to attend the Special Meeting in person, we need your votes. Voting is quick and easy. Once you have decided how you will vote:

●	complete, sign, date and return the enclosed proxy ballot(s);

●	vote by telephone or Internet using the instructions on the proxy ballot(s); or

●	come to the Special Meeting and vote in person.

If you receive more than one set of proxy materials, be sure to vote each proxy ballot you receive. Every vote counts.

It is important that the Trust receive your votes no later than the time of the Special Meeting on August 20, 2026. To assist with the solicitation of proxies, Krane has engaged Alliance Advisors (the “Proxy Solicitor”), a professional proxy solicitation firm. Until you have voted your shares, you may receive periodic phone calls from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposal or the voting instructions, please call the Proxy Solicitor, toll-free at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time.

Sincerely,

Jonathan Krane
Principal Executive Officer
KraneShares Trust

i

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

Quadratic Deflation ETF (BNDD)	Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

QUESTIONS AND ANSWERS1

While we recommend that you read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Funds that will be the subject of shareholder votes. Each Fund is a separate series (or investment portfolio) of the KraneShares Trust (the “Trust”).

Q.	What is happening? Why did I get this package of materials?

A.	The Funds are conducting a joint special meeting of shareholders (the “Special Meeting”), scheduled to be held on August 20, 2026, at 9:30 a.m., Eastern Time. You are receiving this package because you own, directly or through a broker-dealer, shares of one or both of the Funds as of the record date referenced below. Accordingly, you have the right to vote on the proposal.

Q.	What issues am I being asked to vote on at the upcoming Special Meeting?

A.	As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, you are being asked to approve (1) a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust, on behalf of each Fund (To be voted on by shareholders of each Fund, voting separately); and (2) a new investment sub-advisory agreement between Krane and Quadratic Capital Management, LLC (“Quadratic” or “Sub-Adviser”) on behalf of each Fund (To be voted on by shareholders of each Fund, voting separately.)

At the Special Meeting, you will also be asked to transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN KRANE AND THE TRUST ON BEHALF OF EACH FUND

Q.	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.	Krane recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC (“Buyer”), acquired a 50.1% in Krane from China International Capital Corporation (USA) Holdings Inc. (the “Transaction”). The Transaction closed on June 23, 2026 (“Closing”). In connection with the Closing, Buyer and certain of its affiliates, including Krane, entered into certain lending arrangements to fund the Transaction. These lending arrangements do not involve the Funds and will not have any direct impact on the Funds. However, revenue earned by Krane from the Funds under the Interim and New Advisory Agreements will need to be used, at least in part, for loan servicing.

[1]	This Q&A section is qualified in its entirety by reference to the enclosed Proxy Statement.

The Board of Trustees of the Trust (“Board”) has sought to provide for continuity of management for the Funds following the Closing by taking several actions at special meetings on February 20, and June 18, 2026. The Board approved the termination of the then-current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Original Advisory Agreement”), effective immediately prior to the Closing. In addition, the Board appointed Krane as each Fund’s investment adviser pursuant to an interim investment advisory agreement between the Trust, on behalf of each Fund, and Krane (the “Interim Advisory Agreement”), effective upon the Closing. Further, the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), unanimously approved a new investment advisory agreement between the Trust, on behalf of each Fund, and Krane (“New Advisory Agreement”), subject to shareholder approval.

The Interim Advisory Agreement allows Krane to serve as the investment adviser to each Fund while seeking shareholder approval of the New Advisory Agreement, which is required for Krane to continue to serve as the investment adviser of each Fund going forward. The terms of the Interim Advisory Agreement are identical to those applicable to Krane under the Original Advisory Agreement, except that the termination provision in the Interim Advisory Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Advisory Agreement. The material terms of the Interim and New Advisory Agreements are identical to those of the Original Advisory Agreement, except for their effective and termination dates.

To ensure that the management of your Fund can continue without any interruption and that Krane can continue to provide your Fund with investment management services, you are being asked by this proxy to approve the New Advisory Agreement.

Q.	Wasn’t there a prior solicitation with respect to Proposal 1?

A.	Yes. The Board called a joint special meeting of the Funds’ shareholders for May 7, 2026 (“Prior Meeting”), to seek shareholder approval of a substantially similar New Advisory Agreement (the “Prior Proposal”) with the expectation that Krane would appoint Quadratic as the investment sub-adviser to each Fund pursuant to exemptive relief granted to Krane by the SEC, which permits Krane, with approval by the Board and without the need for further shareholder approval, to appoint fund sub-advisers (the “Exemptive Relief”). However, prior to concluding the Prior Meeting, Krane and Quadratic agreed that the Funds did not operate, and were not expected in the future to operate, in reliance on the Exemptive Relief. Therefore, the Prior Proposal was withdrawn, and the Special Meeting is called to seek shareholder approval for the New Advisory Agreement and the New Sub-Advisory Agreement for BNDD and IVOL.

Q.	What is the background of the new owner of Krane, KFA Two Holdings LLC (“KFA Two”)?

A.	KFA Two, the Buyer in the Transaction, is a Delaware limited liability company and an affiliate of KFA One Holdings, LLC (“KFA One”), which currently holds 49.9% of the equity interests in Krane. Both are located at 280 Park Avenue, 32nd Floor, New York, New York 10017. Following the Transaction, KFA Two will become a wholly-owned subsidiary of KFA One. Jonathan Krane, through his equity interests in KFA One and KFA Two, participated in the Transaction and beneficially owns more than 10% of the equity interests in Krane.

Q.	What is the background of the entity selling its interest in Krane (“Seller”)?

A.	The Seller is a U.S.-domiciled, wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited (“CICC HK”). CICC HK is a Hong Kong-domiciled a wholly-owned subsidiary of China International Capital Corporation Limited. China International Capital Corporation Limited, which is domiciled in mainland China, is one of China’s leading investment banking firms that engages in investment banking, securities, investment management, and other financial services. As of September 30, 2025, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund.

Q.	Will the fee rates payable by my Fund increase under the New Advisory Agreement?

A.	No. Under the New Advisory Agreement, each Fund will continue to pay Krane a contractual fee rate that is the same as the contractual fee rate under the Original Advisory Agreement. In addition, Krane has agreed to enter into contractual fee waiver agreements for IVOL to waive a portion of its advisory fee through at least August 1, 2028.

Q.	How does each of the New Advisory Agreement and Interim Advisory Agreement differ from the Original Advisory Agreement?

A.	The material terms of the New Advisory Agreement and Interim Advisory Agreement are identical to those of the Original Advisory Agreement, except for new effective and termination dates, which are different only to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations. Under both agreements, Krane will continue to provide the same management and investment advisory services to each Fund and receive the same amount of compensation.

Q.	If Proposal 1 is approved, when will the New Advisory Agreement take effect?

A.	If Proposal 1 is approved at the Special Meeting, the New Advisory Agreement will become effective the earlier of (i) the expiration of the Interim Advisory Agreement and (ii) the date of the Special Meeting.

Q.	What happens if Proposal 1 is not approved by shareholders of my Fund?

A.	If a majority of outstanding shares (as defined in the 1940 Act) of a Fund does not approve the New Advisory Agreement before the expiration of the Interim Advisory Agreement, the Board will consider all options for such Fund, including liquidation. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences, depending on when you purchased shares and whether they are held in a tax-favored account. The Board will take such action as it deems necessary and in the best interests of each Fund and its shareholders.

PROPOSAL 2 TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN KRANE AND QUADRATIC ON BEHALF OF EACH FUND

Q.	Why am I being asked to vote on a new investment sub-advisory agreement for my Fund?

A.	Krane recently entered into the Transaction, whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC, acquired a majority interest in Krane from China International Capital Corporation (USA) Holdings Inc. The Transaction closed on June 23, 2026 (“Closing”). To provide for continuity of management for the Fund following the Closing, at a special meetings on February 20, and June 18, 2026, the Board, including all of the Independent Trustees, approved the termination of the Original Advisory Agreement with respect to the Funds, effective immediately prior to the Closing, and appointed Krane as each Fund’s investment adviser pursuant to the Interim Advisory Agreement, effective upon the Closing. In addition, the Board, including all of the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval.

Pursuant to the terms of the investment sub-advisory agreement between Krane and Quadratic in place for each Fund immediately prior to the Closing (“Original Sub-Advisory Agreement”), the Original Sub-Advisory Agreement automatically terminated upon the termination of the Original Advisory Agreement. To provide for continuity of management for each Fund following such termination, at special meetings on February 20, May 20, and June 18, 2026, the Board appointed Quadratic as each Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement between Krane and Quadratic (“Interim Sub-Advisory Agreement”) and approved for submission to shareholders a new investment sub-advisory agreement for each Fund (“New Sub-Advisory Agreement”). To ensure that the management of your Fund can continue without any interruption and that Quadratic can continue to provide your Fund with investment sub-advisory services, you are being asked by this proxy to approve the New Sub-Advisory Agreement.

Q.	Will the portfolio manager(s) of my Fund(s) change?

A.	Although there can be no assurance that personnel currently employed by Quadratic will remain so employed or that Quadratic will not engage new employees to serve as portfolio managers, neither Krane nor Quadratic anticipates any change in any Fund’s portfolio manager(s).

Q.	Will my Fund’s fees for investment sub-advisory services increase under the New Sub-Advisory Agreement?

A.	No. The payment terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are identical to those in the Original Sub-Advisory Agreement.

Q.	How do the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement differ from the Original Sub-Advisory Agreement?

A.	The material terms of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except for new effective and termination dates, which are different only to the extent required by SEC regulations. Under both agreements, Quadratic will provide the same portfolio management and investment sub-advisory services to each Fund and receive the same amount of compensation.

Q.	If Proposal 2 is approved, when will the New Sub-Advisory Agreement take effect?

A.	Proposals 1 and 2 must both be approved for the New Sub-Advisory Agreement to take effect. If both Proposal 1 and 2 are approved at the Special Meeting, the New Sub-Advisory Agreement will become effective the earlier of (i) the expiration of the Interim Sub-Advisory Agreement and (ii) the date of the Special Meeting.

Q.	What happens if Proposal 2 is not approved by shareholders of my Fund?

A.	If either Proposal 1 or Proposal 2 is not approved by a majority of outstanding shares (as defined in the 1940 Act) of a Fund before the expiration of the Interim Sub-Advisory Agreement, the Board will consider all options for such Fund, including liquidation. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences, depending on when you purchased shares and whether they are held in a tax-favored account. The Board will take such action as it deems necessary and in the best interests of each Fund and its shareholders.

GENERAL AND VOTING PROCEDURES

Q.	Will my Fund pay for the Proxy Statement and related costs?

A.	No. Krane will bear the costs, fees and expenses incurred by the Funds in connection with this Proxy Statement, including the fees and expenses of accountants, attorneys and the Special Meeting.

Q.	How does the Board recommend that I vote with respect to the Proposals?

A.	After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, recommends that you vote “FOR” the Proposals related to your Fund(s).

Q.	How do I vote my shares?

A.	You can vote your shares in person at the Special Meeting or you can authorize proxies to vote your shares by mail, Internet or telephone utilizing the enclosed proxy ballot(s). To vote by using the proxy ballot(s), sign and date the ballot(s), and return the ballot(s) by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot(s). To vote on the Internet, please access the website listed on the proxy ballot(s). Note that to vote by telephone or on the Internet, you will need the unique “control” number(s) that appear on the proxy ballot(s).

Q.	Whom should I call for additional information about the accompanying Proxy Statement?

A.	Please call Alliance Advisors, the Funds’ proxy solicitor, toll-free at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time if you require any additional information regarding the Proxy Statement.

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

Quadratic Deflation ETF (BNDD)	Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 20, 2026, AT 9:30 A.M. EASTERN TIME

To Shareholders:

NOTICE IS HEREBY GIVEN that KraneShares Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a joint special meeting of the Funds’ shareholders at 280 Park Avenue, 32nd Floor, New York, NY 10017, on August 20, 2026, at 9:30 a.m., Eastern Time (the “Special Meeting”) for the following purposes:

(1)	To approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of each Fund (“Proposal 1”) (To be voted on by shareholders of each Fund, voting separately); and

(2)	To approve a new investment sub-advisory agreement between Krane and Quadratic Capital Management, LLC (“Quadratic” or “Sub-Adviser”) on behalf of each Fund (To be voted on by shareholders of each Fund, voting separately).

Shareholders may also be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” the proposals relating to your Fund(s).

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on June 30, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 20, 2026, at 9:30 a.m., Eastern Time or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the Internet at [www.proxyonline.com/docs/KraneSharesProxy]. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER JUNE 30, 2026.

In addition to voting in person at the Special Meeting, you can vote as follows:

To vote by Telephone:		To vote by Internet:
(1)	Read the Proxy Statement and have your Proxy Ballot(s) at hand.	(1)	Read the Proxy Statement and have your Proxy Ballot(s) at hand.

(2)	Call the toll-free number that appears on your Proxy Ballot(s).	(2)	Go to the website that appears on your Proxy Ballot(s).

(3)	Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.	(3)	Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.

If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Ballot(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may receive more than one set of proxy materials. Please be sure to vote each proxy ballot you receive.

Alliance Advisors (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposals or the voting instructions. Please contact the Proxy Solicitor at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane
Principal Executive Officer

July [●], 2026

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

Quadratic Deflation ETF (BNDD)	Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2026

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) of KraneShares Trust (the “Trust”), on behalf of each series named above (each, a “Fund” and collectively, the “Funds”), to be voted at a joint special meeting of shareholders to be held on August 20, 2026, at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, NY 10017. The Special Meeting will be held at 9:30 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (This special meeting and any related adjournments or postponements are referred to in the Proxy Statement collectively as the “Special Meeting.”) This Proxy Statement, along with the Notice of Joint Special Meeting of Shareholders and Proxy Ballot(s), is first being mailed to shareholders of the Funds on or about July [●], 2026.

OVERVIEW

The Trust was organized as a Delaware statutory trust on February 3, 2012, and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers 42 separate funds, including the Funds. Krane serves as the Funds’ investment adviser, and its offices are located at 280 Park Avenue, 32nd Floor, New York, New York 10017. Quadratic Capital Management, LLC (“Quadratic” or “Sub-Adviser”) serves as the Funds’ investment sub-adviser, and its offices are located at 39 Lewis Street, Fourth Floor, Greenwich, Connecticut 06830. This Proxy Statement is being provided to the shareholders of the two (2) Funds of the Trust listed above in connection with the below proposals.

The following proposals will be voted on by the shareholders of each Fund, voting separately, and acted upon at the Special Meeting (“Proposals”):

(1)	To approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund (“Proposal 1”); and

(2)	To approve a new investment sub-advisory agreement between Krane and Quadratic on behalf of each Fund (“Proposal 2”).

Shareholders may also be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board has determined that the use of this Proxy Statement for the Special Meeting is in the best interests of the Trust and its shareholders in light of the nature of the matters being considered and voted on by the shareholders of the Trust.

VOTING INFORMATION

Shareholders of each Fund are entitled to one vote for each Fund share held beneficially with respect to the Special Meeting. Shareholders of record of each Fund as of the close of business on June 30, 2026 (the “Record Date”), are entitled to vote at the Special Meeting. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and “FOR” or “AGAINST” any other business that may properly arise at the Special Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Principal Executive Officer of the Funds (the “Principal Executive Officer”). To be effective, such revocation must be received by the Principal Executive Officer prior to the Special Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by voting in person.

The number of shares of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of the outstanding shares of the Funds is included in Exhibit B. Information regarding the management of the Trust, Krane’s directors and officers and Quadratic’s directors and officers, including information regarding any interest by the Trustees and Trust officers in the Proposal, is set forth in Exhibit C.

Quorum and Adjournment

With respect to each Proposal, for each Fund the presence, in person or by proxy, of one-third of the total outstanding shares entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum or in the event that a quorum is present at the Special Meeting but votes sufficient to approve a Proposal are not received, a majority of the shares voted in person or by proxy may adjourn the Special Meeting to permit further solicitation of proxies. In the event of an adjournment, the Special Meeting may be held as adjourned without further notice (other than announcement at the Special Meeting), until a quorum shall be present or represented, to a date not more than 11 months after the Record Date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds’ officers or employees or representatives of Krane, or by a proxy soliciting firm retained by Krane. Krane has retained Alliance Advisors (the “Proxy Solicitor”), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, the Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining the Proxy Solicitor is estimated to be between $[●] and $[●], excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of Krane who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining the Proxy Solicitor, will be borne by Krane and will not be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Krane may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Prior Solicitation

The Board called a joint special meeting of the Funds’ shareholders for May 7, 2026 (“Prior Meeting”), to seek shareholder approval of a substantially similar New Advisory Agreement (the “Prior Proposal”) with the expectation that Krane would appoint Quadratic as the investment sub-adviser to each Fund pursuant to exemptive relief granted to Krane by the SEC, which permits Krane, with approval by the Board and without the need for further shareholder approval, to appoint fund sub-advisers (the “Exemptive Relief”). However, prior to concluding the Prior Meeting, Krane and Quadratic agreed that the Funds did not operate, and were not expected in the future to operate, in reliance on the Exemptive Relief. Therefore, the Prior Proposal was withdrawn, and the Special Meeting is called to seek shareholder approval for the New Advisory Agreement and the New Sub-Advisory Agreement for BNDD and IVOL.

Shareholder Reports

The most recent annual and semi-annual reports of the Funds for the fiscal year ended March 31, 2026, and the fiscal period ended September 30, 2025, respectively, have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact KraneShares Trust, 280 Park Avenue, 32nd Floor, New York, NY 10017 or call 1-855-857-2638 (toll free) between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time on days the Funds are open for business or contact the financial institution through which you hold your shares.

Householding

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, call 1-855-857-2638 (toll free) between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time on days the Funds are open for business or contact the financial institution through which you hold your shares.

Required Vote

Approval of the Proposals at the Special Meeting will be determined separately for each affected Fund. Assuming the presence of a quorum of a Fund’s shares, approval of the Proposals requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (the “1940 Act Majority”) of each affected Fund. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (i) the affirmative vote of 67% or more of the shares of such Fund present at that Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (ii) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be voted for or against a Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST a Proposal for which the required vote is an affirmative percentage of the shares of any Fund present at the Special Meeting or outstanding.

PROPOSAL 1:

APPROVAL OF
NEW INVESTMENT ADVISORY AGREEMENT
WITH KRANE

Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of their Fund(s), and Krane (the “New Advisory Agreement”).

Why Are Shareholders Being Asked to Approve a New Investment Advisory Agreement?

Krane recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC (“Buyer”), acquired a 50.1% in Krane from China International Capital Corporation (USA) Holdings Inc. (the “Transaction”). The Transaction closed on June 23, 2026 (“Closing”). In connection with the Closing, Buyer and certain of its affiliates, including Krane, entered into certain lending arrangements to fund the Transaction. These lending arrangements do not involve the Funds and will not have any direct impact on the Funds. However, revenue earned by Krane from the Funds under the Interim and New Advisory Agreements will need to be used, at least in part, for loan servicing.

The Board of Trustees of the Trust (“Board”) has sought to provide for continuity of management for the Funds following the Closing by taking several actions at special meetings on February 20, and June 18, 2026. The Board approved the termination of the then-current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Original Advisory Agreement”), effective immediately prior to the Closing. In addition, the Board appointed Krane as each Fund’s investment adviser pursuant to an interim investment advisory agreement between the Trust, on behalf of each Fund, and Krane (the “Interim Advisory Agreement”), effective upon the Closing. Further, the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), unanimously approved a new investment advisory agreement between the Trust, on behalf of each Fund, and Krane (“New Advisory Agreement”), subject to shareholder approval.

The Interim Advisory Agreement allows Krane to serve as the investment adviser to each Fund while seeking shareholder approval of the New Advisory Agreement, which is required for Krane to continue to serve as the investment adviser of each Fund going forward. The terms of the Interim Advisory Agreement are identical to those applicable to Krane under the Original Advisory Agreement, except that the termination provision in the Interim Advisory Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Advisory Agreement. In addition, the material terms of the New Advisory Agreement are identical to those of the Original Advisory Agreement, except for its effective and termination dates. To ensure that the management of your Fund will continue without interruption, the shareholders of each Fund are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, Krane will provide the same management and investment advisory services to each Fund on materially identical terms as under the Original Advisory Agreement. The Transaction will not result in any change in the investment objectives of either Fund. There are no expected changes to the organization or structure of either Fund. The current personnel performing and overseeing each Fund’s investment programs at Krane and the Sub-Adviser are expected to continue to manage the Funds under the New Advisory Agreement, although there can be no assurance that such personnel will remain employed by Krane or the Sub-Adviser. The New Advisory Agreement and the Original Advisory Agreement only differ with respect to their effective and termination dates.

The New Advisory Agreement also will not result in any change in the advisory fees paid by either Fund to Krane. Further, Krane and the Trust entered into a Fee Waiver Agreement, dated April 1, 2026, (the “Original Fee Waiver Agreement”) pursuant to which Krane agreed to waive a portion of its advisory fee with respect to IVOL. Because the Original Fee Waiver Agreement automatically terminated upon the termination of the Original Advisory Agreement, Krane entered into an interim fee waiver agreement in connection with the effectiveness of the Interim Advisory Agreement, pursuant to which Krane has continued to waive the same portion of its advisory fee with respect to IVOL as it waived under the Original Fee Waiver Agreement (“Interim Fee Waiver Agreement”). In addition, Krane has agreed to enter into a new fee waiver agreement (the “New Fee Waiver Agreement”) pursuant to which Krane, when providing services under the New Advisory Agreement, will continue to waive the same portion of its advisory fees for IVOL as under the Original Fee Waiver Agreement. The New Fee Waiver Agreement will be effective concurrently with effectiveness of the New Advisory Agreement and will remain in effect through at least August 1, 2028. For your reference, the New Fee Waiver Agreement is included as Exhibit D.

What Services Does Krane Provide to the Funds?

Krane serves as the investment adviser to the Funds. As described in more detail below, Krane performs, or arranges for the performance of, the management and other related services necessary for the operation of each Fund. In addition, subject to the supervision, direction and approval of the Board, Krane also conducts, or causes to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. In carrying out its responsibilities to each Fund, Krane may delegate certain services to sub-advisers, including the Sub-Adviser, at its own cost and expense. Krane also bears many of the fees and expenses necessary for the Funds’ operations under a “unitary” fee arrangement.

What Are the Material Terms of the New Advisory Agreement and Interim Advisory Agreement?

New Advisory Agreement

The terms of the New Advisory Agreement are identical to the terms of the Original Advisory Agreement, except for the effective and termination dates. Exhibit E sets forth the dates on which the Original Advisory Agreement was last approved by shareholders of each Fund and the dates on which its initial approval or continuance, as applicable, with respect to each Fund was last approved by the Board. A discussion of those Board approvals appears in Exhibit K.

Under the New Advisory Agreement, Krane will provide management and investment advisory services to each Fund. With respect to Krane’s management services, Krane will perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. Krane will provide the Funds with office space, facilities, equipment and necessary personnel, and such other services as Krane, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the New Advisory Agreement. Krane, on behalf of the Funds, will conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable by Krane. Krane will prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. Krane generally will monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Funds under the federal securities laws. Krane will make reports to the Board of its performance of obligations under the New Advisory Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it determines to be desirable.

With respect to Krane’s investment advisory services, subject to the supervision, direction and approval of the Board, Krane will conduct, or cause to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. Krane is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with Krane’s management of the assets of the Funds (in such respect, and only for this limited purpose, Krane will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Funds’ exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. Krane will in general take such action as it deems appropriate to effectively manage each Fund’s investment practices.

In carrying out its responsibilities described above, Krane may delegate responsibilities and duties to sub-advisers, including the Sub-Adviser, at Krane’s own cost and expense. Such arrangements will not reduce the responsibilities or obligations of Krane under the New Advisory Agreement. Krane will supervise and oversee the activities of any such sub-adviser. In addition, Krane has the authority to vote proxies for each Fund’s securities.

Under the New Advisory Agreement, the Trust agrees that any entity or person associated with Krane or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Trust consents to the retention of compensation for such transactions.

The New Advisory Agreement provides that Krane will exercise its best judgment, effort, advice and recommendations in rendering its services to the Trust, and the Trust agrees that neither Krane nor its directors, officers, employees, agents or controlling persons or assigns will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or any act or omission in connection with the matters to which the New Advisory Agreement relates, but will be liable to the Trust or any Fund only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Advisory Agreement.

The New Advisory Agreement will continue in effect for two years from its initial effective date with respect to each Fund, which is expected to be the earlier of (i) the expiration of the Interim Advisory Agreement and (ii) the date of the Special Meeting, assuming the New Advisory Agreement is approved at the Special Meeting. Thereafter, unless terminated, the New Advisory Agreement will continue so long as such continuance is specifically approved with respect to each Fund at least annually as required by the 1940 Act. The New Advisory Agreement may be terminated with respect to any Fund, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of such Fund upon sixty (60) days’ written notice to Krane, and (ii) by Krane upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, each Fund is obligated to pay Krane an investment advisory fee, calculated at the annual rate set forth in Schedule A to the New Advisory Agreement of the average daily value of each Fund’s net assets. Such fee is calculated daily and paid monthly in arrears. The New Advisory Agreement provides that the value of each Fund’s net assets will be computed in a manner specified in the Fund’s pricing and valuation procedures, as amended from time to time. In addition, under the New Advisory Agreement, as compensation for services provided by Krane in connection with securities lending activities of any Fund, a lending Fund will pay Krane 10% of any net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers) from securities lending activities. Neither Fund currently participates in the Trust’s securities lending program and, therefore, does not pay and securities lending fees or expenses. However, if a Fund were to begin participating in securities lending activities, Krane would be entitled to these fees under the New Advisory Agreement.

The New Advisory Agreement provides that Krane will pay for all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund except for: interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; expenses incurred in connection with any distribution plan adopted by the Trust in reliance on Rule 12b-1 under the 1940 Act, including distribution fees; Acquired Fund Fees and Expenses (as defined in Form N-1A); the compensation payable to Krane under the New Advisory Agreement; compensation and expenses of the Independent Trustees (including any Independent Trustees’ counsel fees); litigation expenses and any expenses that the Board determines to be extraordinary expenses. The New Advisory Agreement clarifies that any fees and expenses incurred by a Fund in connection with securities lending-related activities reduce the gross revenues or income receivable from such arrangements and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible.

A form of the New Advisory Agreement (including schedules of the compensation to be paid to Krane by each Fund) is included as Exhibit F and the discussions of the New Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

Exhibit J sets forth the advisory fees paid to Krane by each Fund for the fiscal year ended March 31, 2026 (before and after taking into account any expense limitations/fee waivers), and indicates contractual waivers or reimbursements, if any, made by Krane with respect to the contractual advisory fee rates. With respect to each Fund, any change to the fee waivers pursuant to expense limitation/fee waiver agreements between the Trust and Krane may be made at any time by approval of the Board, and could result in an increase, or a decrease, of the actual effective advisory rates for the Funds.

Interim Advisory Agreement

The terms of the Interim Advisory Agreement are materially identical to both the terms of the Original Advisory Agreement and the terms of the New Advisory Agreement. The only differences between the Interim Advisory Agreement, on the one hand, and the New Advisory Agreement and Original Advisory Agreement, on the other hand, are their effective dates and termination provisions. Specifically, as required by SEC rule, the Interim Advisory Agreement provides that it may remain in effect only until the earlier of (i) 150 days from the date on which the Original Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Advisory Agreement.

A form of the Interim Advisory Agreement (including schedules of the compensation to be paid to Krane by the Funds) is included as Exhibit G and the discussions of the Interim Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

What Was the Board’s Process for Considering the New Advisory Agreement?

At meetings of the Board held on February 20 and June 18, 2026, the Board, including all of the Independent Trustees, considered the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of each Fund, and Krane (the Interim Advisory Agreement and New Advisory Agreement together, the “Advisory Agreements”). In advance of the meetings, the Board requested and received materials to assist them in considering the Advisory Agreements. The materials provided included, among other things, forms of each of the Interim Advisory Agreement and the New Advisory Agreement, a memorandum prepared by independent counsel to the Independent Trustees discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreements, and information comparing the advisory fee and other expenses of each Fund to those of a group of peer funds selected by Krane. The materials also included a memorandum describing the Transaction, the Adviser’s Form ADV, select financial information of the Adviser, biographic information regarding the Adviser’s key personnel, investment advisory personnel, and comparative performance information relating to each Fund versus a group of peer funds, and other pertinent information. The Board also had an opportunity to speak with representatives of Krane at the February 20 and June 18, 2026 meetings regarding, among other things, the Transaction, the Funds and the proposed Advisory Agreements.

Based on their evaluation of the information provided by Krane, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to each Fund. In making their decisions, the Independent Trustees were advised by counsel experienced in 1940 Act matters that is independent of Krane and each of the sub-advisers and met with such counsel separately from representatives of Krane.

What Did the Board Consider in Approving the New Advisory Agreement and the Interim Advisory Agreement?

At meetings of the Board held on February 20 and June 18, 2026, the Board, including all of the Independent Trustees, considered the approval of the New Advisory Agreement and the Interim Advisory Agreement (together, the “Agreements”) between the Trust, on behalf of each Fund, and Krane. In advance of the Board meetings, and at separate meetings of the Independent Trustees in executive session held on February 20, 2026 and June 17, 2026, the Board received and considered information from Krane provided in response to written requests from independent legal counsel to the Independent Trustees relating to consideration of the Agreements with respect to each Fund.

The Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Krane; (2) the compensation proposed to by paid by each Fund to Krane; (3) the costs of the services provided by Krane and the profitability of Krane with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and whether the unitary fee charged to the Funds under the Agreements will enable investors in the Funds to share in any such economies of scale; and (5) other benefits Krane receives from its relationship with the Funds. Certain of the factors considered in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another or attributed different weights to various factors.

In addition, the Board considered the information provided to it in connection with an in-person meeting on May 21, 2025, at which the Board received information about Quadratic, Krane and the Funds in connection with the Board’s annual approval of the Original Advisory Agreement.

Before approving the Agreements, the Independent Trustees met in executive sessions with their independent legal counsel to consider the materials provided by Krane and to consider the terms of the Agreements. The Independent Trustees also had an opportunity to meet in executive session with representatives of Krane’s executive management team. Based on its evaluation of those materials, discussions with management, and the information the Board received throughout the year at its regular meetings, the Board, including the Independent Trustees, concluded that entering into the Agreements and recommending approval of the New Advisory Agreement to shareholders of IVOL and BNDD is in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Extent and Quality of Services

The Board considered the nature, quality, and extent of the services that will be provided by Krane under the Agreements. The Board considered that the services currently provided by Krane under the Original Advisory Agreement will continue under the Agreements, and that there will be no change to the Krane personnel providing such services to the Funds. The Board considered the responsibilities of Krane with respect to each Fund under the Agreements, including its obligation to oversee the services provided by Quadratic to each of the Funds.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel who will continue to provide services to the Funds. The Board noted management’s representation that Krane will retain its investment, compliance and operational personnel after the Transaction.

The Board considered that KFA Two and certain of its affiliates, including Krane, had entered into lending arrangements to fund the Transaction. The Board considered the structure of such lending arrangements and the effect the resulting debt service could have on Krane’s financial condition and noted that Krane is no longer part of a larger family of investment management firms subsequent to the closing of the Transaction. The Board noted that the lending arrangements do not involve the Funds and will not have any direct impact on the Funds.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services to be provided by Krane under the Agreements.

Investment Performance

The materials provided in advance of the Board meetings contained information related to each Fund’s performance versus its broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board noted that both Funds had underperformed their respective peer groups for the one year and since inception periods but considered that each of IVOL and BNDD provided exposure to over-the-counter (“OTC”) interest rate options that was not available through other funds in the peer groups.

Compensation

The Board considered that the unitary fee paid by each Fund would be unchanged under the terms of the Agreements. The Board considered that, under the unitary fee arrangement provided in the Agreements, Krane will continue to be responsible for paying most of each Fund’s expenses, including those of its principal service providers and the sub-adviser. The Board considered the information provided by Krane regarding the fees paid by each Fund in light of the nature, quality and extent of the services provided by Krane. The Board noted that the management fees paid by each of the Funds are higher than the median management fee within their respective Morningstar peer groups. The Board noted that the Funds are actively managed and the Morningstar peer group contains only passive funds. The Board considered that the Funds’ management fees and total expense ratios compare more favorably to the secondary peer group that contains actively managed funds. The Board also considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs and entrepreneurial risks that will continue to be incurred by Krane under the Agreements.

Costs and Profitability

The Board considered a report of each Fund’s profitability prepared by Krane. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure.

Other Benefits

The Board noted that certain members of management will participate in ownership of Krane subsequent to the Transaction. The Board did not observe any other specific benefits to be realized by Krane or its management as a result of the Transaction.

Economies of Scale

The Board considered whether fees under the Agreements reflect the potential for economies of scale for the benefit of Fund shareholders. The Board determined that, at present, economies of scale are not a material factor for the Board to consider in connection with Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the New Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements contained in the Agreements are reasonable and in the best of interests of shareholders.Has the Board Taken any Other Actions Regarding the Original Advisory Agreement During the Funds’ Last Fiscal Year?

At a meeting held on May 20-21, 2025, the Board, including all of the Independent Trustees, considered the renewal of the Original Advisory Agreement. In advance of the Board meetings, and at a separate meeting of the Independent Trustees in executive session held on May 20, 2025, the Board received and considered information from Krane provided in response to written requests from independent legal counsel to the Independent Trustees relating to consideration of the Original Advisory Agreement with respect to each Fund.

The Board considered that its evaluation process with respect to Krane is an ongoing one, and the Board considers information at each of its regularly scheduled meetings related to, among other matters, the services provided to each Fund by Krane. The Board also receives additional information from Krane outside of the regularly scheduled Board meetings, including at executive sessions held by the Independent Trustees.

In evaluating the Original Advisory Agreement, the Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Krane; (2) the compensation paid under the Original Advisory Agreement; (3) the costs of the services provided by Krane and the profitability of Krane with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and whether the unitary fee charged to the Funds under the Original Advisory Agreement would enable investors in the Funds to share in any such economies of scale; and (5) other benefits Krane receives from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the May 20, 2025 executive session of the Independent Trustees and the May 20-21, 2025 meeting of the Board, the Board considered the nature, quality, and extent of the overall services provided by Krane under the Original Advisory Agreement. The Board considered the responsibilities of Krane with respect to each Fund under the Original Advisory Agreement, including its obligation to oversee the services provided by the sub-adviser.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel who provide services to the Funds managed directly by Krane and also considered the expertise of Krane’s senior personnel charged with oversight of the sub-adviser. The Board recognized that Krane has invested and continues to invest significant time and effort in structuring the Trust. The Board noted that Krane, together with Quadratic, is responsible for assessing the market appeal and the investment strategy of each Fund. The Board considered the entrepreneurial risk assumed by Krane with respect to the Funds.

The Board considered that Krane is responsible for arranging and overseeing service providers for the Trust and recognized that Krane continues to evaluate its compliance and operational staff, as well as its investment personnel, and continually seeks to retain qualified and experienced staff in these areas and to invest in additional resources as its business continues to grow. The Board noted the increase in compliance and operational personnel at Krane and Krane’s investment in technology to facilitate oversight of various compliance matters.

The Board considered the financial condition of Krane and noted that Krane was part of a larger family of investment management firms with significant resources.

Investment Performance

The Board considered the performance of each Fund versus an identified Morningstar peer group and a secondary peer group selected by Krane curated to better reflect the strategy of a particular Fund. The Board noted the limitations of comparisons versus such large and undifferentiated peer groups, considering that the Funds offer shareholders access to unique investment opportunities.

Compensation

The Board considered that pursuant to the Original Advisory Agreement, Krane had agreed to a unitary advisory fee arrangement for each Fund. Under the unitary fee arrangement, Krane is responsible for paying most of a Fund’s expenses, including those of the Fund’s principal service providers and Quadratic. The Board considered the information provided by Krane regarding the amounts it pays to the Trust’s service providers under the unitary fee arrangement. The Board reviewed and considered the fees paid by each Fund in light of the nature, quality and extent of the services provided or obtained by Krane. The Board also considered the net expense ratios of the Funds compared to those of their peer groups.

The Board noted that the management fees paid by each of the Funds are higher than the median management fee within their respective Morningstar peer groups but in the bottom quartile when compared to their respective secondary Morningstar peer groups. The Board considered that the primary Morningstar peer group for each Fund does not reflect the unique exposure and thematic approach of such Fund and considered that the Funds are competitively priced when evaluated against an actively managed peer group seeking to provide uncorrelated returns to more traditional investment options. The Board considered that Krane applies a methodical and consistent approach to pricing the Funds and conducts significant competitive research with respect to such pricing. The Board considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs incurred by Krane under the unitary fee structure. The Board also considered the effect of each Fund’s assets under management on its net expense ratio.

Costs and Profitability

The Board reviewed a report of Fund profitability prepared by Krane. The Board also considered that, although Krane is profitable, it was not making a profit from its relationship with the Funds under the Original Advisory Agreement. The Board considered Krane’s commitment to the success of each Fund and the use of a unitary fee structure under which Krane bears the risk if certain expenses increase or if a Fund’s assets fail to increase to a level sufficient to cover such expenses.

The Board recognized that the volatility in asset flows experienced by the Trust overall can directly and materially affect Krane’s profitability. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure in light of the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements of the SEC and other regulatory bodies, as well as other expenses Krane pays in accordance with the Original Advisory Agreement.

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from the Funds’ operations. The Board acknowledged that Krane does not engage or plan to engage in soft dollar transactions on behalf of IVOL or BNDD, and that neither IVOL nor BNDD participates in the Trust’s securities lending program. The Board did not observe any other potential benefits to be realized by Krane from its relationship with the Funds.

Economies of Scale

The Board considered that each Fund is managed pursuant to a unitary fee advisory agreement, pursuant to which Krane bears all of the Fund’s expenses until it gathers sufficient assets under management to, in effect, pay its own costs. As a result, the Board observed, Krane typically subsidizes each Fund for a period of time following its inception. The Board also considered that Krane continues to reinvest a significant portion of its profits in its business, including through the addition of compliance and operations personnel and investment in new compliance systems, and that any economies of scale are shared with the Funds in this manner. The Board determined to continue monitoring for potential economies of scale, but concluded that, at present, they were not a material factor for the Board to consider in connection with the renewal of the Original Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Original Advisory Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Original Advisory Agreements. The Board noted that, as in the past, it will continue to monitor the Funds at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Original Advisory Agreement, were reasonable in light of the factors considered by the Board.

Did the Transaction Fall Within the Safe Harbor of Section 15(f) of the 1940 Act?

The Transaction involved the KFA Two Holdings LLC (“KFA Two”) obtaining 50.1% of the voting interests in Krane and closed on June 23, 2026. Krane and KFA Two structured and reviewed the Transaction for conformity with the safe harbor provisions included in Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that the two conditions described below are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Krane of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, KFA Two has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any “unfair burden” on any Fund.

The rate of compensation to be paid by the Funds to Krane under the New Advisory Agreement is the same as that of the Original Advisory Agreement. In addition, until at least August 1, 2028, under the Interim Fee Waiver Agreement and New Fee Waiver Agreement between Krane and the Trust, Krane will continue to waive with respect to IVOL the same portion of its advisory fees as it waived under both the Original Fee Waiver Agreement.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the then-current investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees. Krane and KFA Two have confirmed to the Board that they will not take any action that would cause less than 75% of the Trustees to be Independent Trustees for the three-year period after the completion of the Transaction.

What Happens If Proposal 1 Is Not Approved by Shareholders of Each Fund?

If a 1940 Act Majority of a Fund does not approve the New Advisory Agreement before the expiration of the Interim Advisory Agreement, the Board will consider all options for that Fund, including liquidating the Fund. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

What Vote Is Required by Shareholders to Approve Proposal 1?

Approval of the New Advisory Agreement for each Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. The Board, including the Independent Trustees, has determined that recommending the New Advisory Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 1

PROPOSAL 2:

APPROVAL OF
NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH QUADRATIC

Shareholders of each Fund are being asked to approve a new investment sub-advisory agreement between Krane and Quadratic with respect to the Fund (the “New Sub-Advisory Agreement”).

Who is the Sub-Adviser to the Funds?

Quadratic, located at 39 Lewis Street, Fourth Floor, Greenwich, Connecticut 06830, serves as the sub-adviser of each Fund. Quadratic is a registered investment adviser with the SEC. Quadratic seeks to offer investment expertise with respect to U.S. fixed income and interest rate markets. Quadratic services and advises institutional and retail investors, including endowments, pension funds and insurance companies, among others. Quadratic does not currently provide advisory services to any private funds.

What services does the Sub-Adviser provide to the Funds?

The Sub-Adviser, subject to the supervision of Krane and oversight of the Board, determines the securities and other instruments to be purchased, sold or entered into by the applicable Fund, and places orders with brokers or dealers that it selects. The Sub-Adviser decides what portion of the Fund’s assets will be invested or held uninvested in cash, keeps certain records required by the federal securities laws to be maintained on behalf of the Fund, and maintains the Fund’s compliance with the relevant requirements of the 1940 Act. The Sub-Adviser also monitors each Fund’s investments, provides periodic reports to the Board and Krane and makes its officers and employees available to Krane and the Board to review the investment performance and investment policies of the respective Funds from time to time.

Why are shareholders being asked to approve a new investment sub-advisory agreement?

Immediately prior to the Closing, Krane served as each Fund’s investment adviser under the Original Advisory Agreement and Quadratic served as each Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement between Krane and Quadratic (“Original Sub-Advisory Agreement”). Pursuant to the terms of the Original Sub-Advisory Agreement, the agreement automatically terminated upon the termination of the Original Advisory Agreement. To provide for continuity of management for the Fund following such termination, at special meetings on February 20, May 20, and June 18, 2026, the Board appointed Quadratic as each Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement between Krane and Quadratic (the “Interim Sub-Advisory Agreement”). In addition, the Board, including all of the Independent Trustees, unanimously approved for submission to each Fund’s shareholders the New Sub-Advisory Agreement between the Krane and Quadratic.

The Interim Sub-Advisory Agreement allows Quadratic to serve as the investment sub-adviser to each Fund after the termination of the Original Sub-Advisory Agreement and while seeking shareholder approval of the New Sub-Advisory Agreement, which is required for Quadratic to continue to serve as the investment sub-adviser of each Fund. The terms of the Interim Sub-Advisory Agreement are identical to those applicable to Quadratic under the Original Sub-Advisory Agreement, except that the termination provision in the Interim Sub-Advisory Agreement allows it to remain in effect only until the earlier of (i) 150 days from the date on which the Original Sub-Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Sub-Advisory Agreement. In addition, the terms of the New Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except for its effective and termination dates. To ensure that the management of your Fund can continue without any interruption and that Quadratic can continue to provide your Fund with portfolio management services, shareholders are being asked by this proxy to approve the New Sub-Advisory Agreement.

How will the New Sub-Advisory Agreement affect me as a shareholder of IVOL and/or BNDD?

The approval of the New Sub-Advisory Agreement will ensure continuous portfolio management services for your Fund. Under the New Sub-Advisory Agreement, Quadratic will continue to provide substantially the same investment sub-advisory services to IVOL and BNDD for the same compensation.

Will my Fund’s fees for investment sub-advisory services increase under the New Sub-Advisory Agreement?

No. The payment terms of the New Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement.

What are the material terms of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement?

New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical to the terms of the Original Sub-Advisory Agreement, except for the effective and termination dates. Exhibit E sets forth the dates on which the Original Sub-Advisory Agreement was last approved by shareholders of each Fund and the dates on which its continuance was last approved by the Board. A discussion of those Board approvals appears in Exhibit K.

Under the New Sub-Advisory Agreement, subject to the supervision and oversight of Krane and the Board, Quadratic shall manage all of the securities and other assets of the Funds entrusted to it (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time. The Sub-Adviser is also responsible for, among other things: (1) determining from time to time what Assets will be purchased, retained or sold by each Fund (2) placing orders with brokers or dealers (3) maintaining all books and records with respect to the Funds’ securities transactions (4) providing the Fund custodian on each business day, and Krane upon request, with information relating to all transactions concerning the Assets; (5) providing regular, periodic, and special reports and such other information as may be reasonably requested by Krane or the Board; and (6) monitoring the Assets and, in accordance with the Trust’s Fair Valuation Procedures, notifying Krane and the Trust’s fund accounting agent of Assets that the Sub-Adviser believes should be fair valued, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security. In the performance of its duties and obligations under the New Sub-Advisory Agreement, Quadratic will act in conformity with the Trust’s governing documents, the Funds’ respective prospectuses, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no action relief granted to the Trust as amended from time to time and provided to Quadratic, and the Trust’s policies and procedures provided to Quadratic.

The New Sub-Advisory Agreement provides that the Sub-Adviser will indemnify and hold harmless the Adviser, the Trust, and their affiliated persons and controlling persons from and against any and all claims, losses, liabilities or damages however arising from or in connection with the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreement, to the extent resulting from or relating to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or the reckless disregard of its duties under the New Sub-Advisory Agreement. In addition, no party to the New Sub-Advisory Agreement will be responsible or liable for its failure to perform or for any losses to the Assets resulting from any event beyond the reasonable control of such party, and in no event will any party be responsible for incidental, consequential or punitive damages.

The New Sub-Advisory Agreement will continue in effect for two years from its initial effective date with respect to each Fund, which is expected to be the earlier of (i) the expiration of the Interim Sub-Advisory Agreement and (ii) the date of the Special Meeting, assuming the New Sub-Advisory Agreement is approved at the Special Meeting. Thereafter, unless terminated, the New Sub-Advisory Agreement will continue so long as such continuance is specifically approved with respect to each Fund at least annually as required by the 1940 Act; provided, however, that if the shareholders of any Fund fail to approve the New Sub-Advisory Agreement, the Sub-Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules thereunder. The New Sub-Advisory Agreement may be terminated with respect to any Fund, without penalty, (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund, or by Krane, in each case upon sixty (60) days’ written notice to Quadratic, (ii) by Quadratic upon sixty (60) days’ written notice to Krane and the Trust, (iii) by any party upon written notice to the other party if certain specified events occur as set forth in the New Sub-Advisory Agreement. Termination will not affect the right of Quadratic to receive payments on any unpaid balance of the compensation earned prior to such termination. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the New Sub-Advisory Agreement, for the services provided to each Fund, Krane pays Quadratic a sub-advisory fee of 76% of the sum of (i) total gross advisory fee due to Krane from the Fund, minus (ii) any applicable fee waivers from time to time entered into between the Fund and Krane. Such fee is paid monthly in arrears. Each of Krane and Quadratic furnishes, at its own expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under the New Sub-Advisory Agreement, and all equipment necessary for the efficient conduct of its duties.

The New Sub-Advisory Agreement between Krane and Quadratic is included as Exhibit H and the discussions of the New Sub-Advisory Agreement for IVOL and BNDD in this proxy statement are qualified in their entirety by reference thereto.

Exhibit J sets forth the sub-advisory fees paid by Krane to Quadratic with respect to each Fund for the fiscal year ended March 31, 2026 (before and after taking into account any fee waivers).

Interim Sub-Advisory Agreement

The terms of the Interim Sub-Advisory Agreement are materially identical to both the terms of the Original Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement. The only differences between the Interim Sub-Advisory Agreement, on the one hand, and the New Sub-Advisory Agreement and Original Sub-Advisory Agreement, on the other hand, are their effective dates and termination provisions. Specifically, as required by SEC rule, the Interim Sub-Advisory Agreement provides that it may remain in effect only until the earlier of (i) 150 days from the date on which the Original Advisory Agreement terminated, and (ii) the date that each Fund’s shareholders approve the New Advisory Agreement.

A form of the Interim Sub-Advisory Agreement (including schedule of the compensation to be paid to Quadratic by Krane) is included as Exhibit I and the discussions of the Interim Sub-Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

What was the Board’s process for considering the New Sub-Advisory Agreement?

At meetings of the Board held on February 20, May 20 and June[18, 2026, the Board, including all of the Independent Trustees, considered the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement between the Trust, on behalf of each Fund, and Krane (the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement together, the “Sub-Advisory Agreements”). In advance of the meetings, the Board requested and received materials to assist them in considering the Sub-Advisory Agreements. The materials provided included, among other things, forms of each of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, a memorandum prepared by independent counsel to the Independent Trustees discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreements, and information comparing the advisory fee and other expenses of each Fund to those of a group of peer funds selected by Krane. The materials also included the Sub-Adviser’s Form ADV, select financial information of the Sub-Adviser, biographic information regarding the Sub-Adviser’s key personnel, comparative performance information relating to each Fund versus a group of peer funds and other pertinent information. The Board also had an opportunity to speak with representatives of Krane at each Board meeting and to consider its periodic meetings with representatives of Quadratic regarding, among other things, the Funds and the Original Sub-Advisory Agreement.

Based on their evaluation of the information provided by Krane, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to each Fund. In making their decisions, the Independent Trustees were advised by counsel experienced in 1940 Act matters that is independent of Krane and each of the sub-advisers and met with such counsel separately from representatives of Krane.

What did the Board consider in approving the New Sub-Advisory Agreement?

In connection with their consideration and approval of the New Sub-Advisory Agreement at the February 20, May 20, and June 18, 2026 Meetings, the Board received and reviewed the information furnished by the Sub-Adviser in response to a request prepared by counsel to the Independent Trustees, on behalf of the Independent Trustees. The information provided by the Sub-Adviser pertained to the Sub-Adviser’s business and the services provided to the Funds. The Board considered, among other matters:

(1)	Quadratic’s representation that no material changes will occur with respect to the nature, quality and extent of its services to the Funds;

(2)	The terms of the Original Sub-Advisory Agreement, New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, including any differences between them;

(3)	The compensation payable by Krane to Quadratic under the New Sub-Advisory Agreement;

(4)	Quadratic’s organization and financial condition; and

(5)	Quadratic’s representation that no material changes are contemplated in key personnel at the Sub-Adviser.

In addition, the Board considered the information provided to it in connection with an in-person meeting on May 21, 2025, at which the Board received information about Quadratic, Krane and the Funds in connection with the Board’s annual approval of the Original Sub-Advisory Agreement. The Board also considered representations by Krane that the approval of the New Sub-Advisory Agreement would be necessary for the Funds to continue receiving investment advisory services from Quadratic after the expiration of the Interim Sub-Advisory Agreement.

Based on the foregoing and other relevant considerations, the Board unanimously concluded at the Meetings to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and to recommend approval of the New Sub-Advisory Agreement to shareholders of IVOL and BNDD. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement were reasonable and fair and that the approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement was in the best interests of the shareholders of IVOL and BNDD in order to maintain the current services provided by Quadratic to each Fund pursuant to the Original Sub-Advisory Agreement. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations.

Although not meant to be all-inclusive, Exhibit K provides a more detailed description of certain of the factors that were considered by the Board in deciding to approve the New Sub-Advisory Agreement at the Meetings and also at the Board’s prior renewal of the Original Sub-Advisory Agreement on May 21, 2025.

What happens if Proposal 2 is not approved by shareholders of each Fund?

If a 1940 Act Majority of a Fund does not approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the Board will consider all options for that Fund, including liquidating the Fund. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

What vote is required by shareholders to approve Proposal 2?

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a 1940 Act Majority of each Fund’s shares. The Board, including the Independent Trustees, has determined that recommending the New Sub-Advisory Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 2

GENERAL INFORMATION

Investment Adviser and Sub-Advisers

Krane Funds Advisors, LLC, 280 Park Avenue, 32nd Floor, New York, New York 10017, serves as investment adviser of the Trust. Krane has served as the investment adviser of each Fund since its inception.

Quadratic Capital Management LLC, 39 Lewis Street, Fourth Floor, Greenwich, Connecticut 06830, serves as sub-adviser to Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF.

Distributor

SEI Investments Distribution Co. (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor of the Funds.

Administrator

SEI Investments Global Funds Services (“SEI Global”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator for the Funds.

Transfer Agent, Custodian and Sub-Custodians

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as custodian and transfer agent for the Funds. BBH, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services.

Affiliated Brokerage

During the fiscal year ended March 31, 2026, no Fund paid broker commissions to an affiliated broker-dealer. The Funds may in the future execute transactions through an affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s provisions and rules thereunder regarding restrictions on affiliated transactions.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Principal Executive Officer of the Funds at 280 Park Avenue, 32nd Floor, New York, NY 10017, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. A special shareholders’ meeting may be called upon the written request of shareholders owning at least 25% of all the votes entitled to be cast at such meeting, provided that shareholders meet certain additional conditions. In addition, a special shareholders’ meeting must be called upon the request of shareholders owning at least 10% of the votes entitled to be cast at such meeting for consideration of the removal of a Trustee from the Board.

Shareholders of the Funds that wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Principal Executive Officer of the Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the Funds or a specified member of the Board. The Principal Executive Officer will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane
Principal Executive Officer

July [●], 2026

EXHIBITS INDEX

EXHIBIT A

Outstanding Shares

The chart below indicates the number of shares of each Fund that are outstanding as of the close of business on the Record Date:

Fund	Outstanding Shares (Millions)
Quadratic Deflation ETF	[●]
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]

A-1

EXHIBIT B

5% Owners of Fund Shares

As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below.

Fund	Shareholder	Total Shares	% of Total Shares Outstanding
Quadratic Deflation ETF	[●]	[●]	[●]%
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]	[●]	[●]%

A person owning 25% or more of the voting securities of a Fund is termed a “Control Person” of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund.

B-1

EXHIBIT C

Management of the Trust

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Interested Trustee
Jonathan Krane* (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	43	Director of Krane California Carbon Allowance Fund, Ltd. from 2024 to present. Director of KraneShares ETC plc from 2024 to present. Director of KraneShares ICAV from 2021 to present.
Independent Trustees
Luis Berruga (1977) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2024	Founder and Managing Partner of LBS Capital (family office and advisory business) from 2024 to present. Chief Executive Officer of Global X ETFs from 2018 to 2023. Chief Executive Officer of Global X Management Company LLC (“Global X”) from 2014 to 2023; Chief Operating Officer of Global X in 2018; Chief Financial Officer and Chief Operating Officer of Global X from 2014 to 2018.	43	Independent Director of Sol Strategies from 2025 to present. Independent Director of VistaOne Fund from 2025 to present. Independent Director of Tidal Trust IV from 2025 to present. Interested Trustee of Global X Funds from 2018 to 2023.

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
John Ferguson (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012	President and CCO of Three Fifty Eight Investment Group, LLC from 2024 to present. Advisor to CEO and CCO of Covey Advisors LLC from 2023 to 2024. Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	43	Independent Director of Pula Capital Offshore Fund Ltd. (Cayman) from 2024 to present. Independent Director of K2 Advisors Offshore Fund Complex from 2022 to present.
Matthew Stroyman (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals).	43	None

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Officers
Jonathan Krane (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	43	None
Jennifer Tarleton* (formerly Krane) (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	43	None
Michael Quain (1957) 280 Park Avenue, 32nd Floor, New York, New York 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present.	43	None
John Bourgeois (1973) SEI Investments Company One Freedom Valley Drive, Oaks, PA 19456	Assistant Treasurer, No set term; served since 2024	Director of Accounting, SEI Investments Global Fund Services from May 2024 to present. Fund Accounting Manager, SEI Investments Global Fund Services from June 2001 to May 2024.	43	None
Odette Gafner (1983) 280 Park Avenue, 32nd Floor, New York, New York 10017	Vice President, No set term; served since 2026	Chief Compliance Officer, Krane Fund Advisors, LLC from 2019 to present. Compliance VP, BlackRock, from 2007 to 2019	43	None
Jonathan Shelon (1974) 280 Park Avenue, 32nd Floor, New York, New York 10017	Vice President and Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	43	None

No Independent Trustee has engaged in any purchase or sale of securities of Krane, Quadratic or their affiliates in excess of 1% of the outstanding securities of any class of securities since the beginning of the most recently completed fiscal year ended March 31, 2026. Jonathan Krane, an interested Trustee of the Funds, through his interest in KFA Two Holdings, LLC (“KFA Two” or “Buyer”) purchased securities of Krane pursuant to the agreement whereby KFA acquired a 50.1% in Krane from China International Capital Corporation (USA) Holdings Inc. (the “Transaction”).

As of March 31, 2026, none of the Independent Trustees or members of his or her immediate family, beneficially owns or owns of record securities representing interests in Krane, Quadratic or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Information About Krane

Krane is a Delaware limited liability company. The address of its officers and directors is 280 Park Avenue, 32nd Floor, New York, NY 10017.

The directors of Krane are Jonathan Krane, Jonathan Shelon and Jennifer Tarleton. Jonathan Krane controls Krane by virtue of his ownership interest in Krane and his actual control over the day-to-day management of Krane.

The principal executive officers of Krane are:

Jonathan Krane	Chief Executive Officer
Brendan Ahern	Chief Investment Officer
Jonathan Shelon	Chief Operating Officer
Jennifer Tarleton	Head of Human Resources

KFA Two Holdings, LLC (“KFA Two”), at 280 Park Avenue, 32nd Floor, New York, New York 10017, is a wholly owned subsidiary of KFA One Holdings, LLC (“KFA One”), also located at 280 Park Avenue, 32nd Floor, New York, New York 10017. KFA One holds, directly or indirectly, holds all outstanding equity interests in Krane. Officers and certain employees of Krane, among others, including Krane's founder Jonathan Krane, own the outstanding equity interests in KFA One and KFA Two.

Through their interests in KFA One and KFA Two, each of the principal executive officers of Krane has an ownership interest in Krane and, therefore, may be deemed to have an interest in the approval of the Proposals.

Information About Quadratic

Quadratic Capital Management (“Quadratic”) is a Delaware limited liability company. The address of its officers and directors is 39 Lewis Street, Fourth Floor, Greenwich, Connecticut 06830.

The sole director of Quadratic is Nancy Davis. Nancy Davis controls Quadratic by virtue of her ownership interest in Quadratic and her actual control over the day-to-day management of Quadratic.

The principal executive officers of Quadratic are:

Nancy Davis	Managing Member and Chief Investment Officer
Glenn Christal	Chief Compliance Officer

Nancy Davis has an ownership interest in Quadratic and, therefore, may be deemed to have an interest in the approval of the Proposals.

EXHIBIT D

KRANESHARES TRUST

fee waiver Agreement

THIS FEE WAIVER AGREEMENT (the “Agreement”) is effective with respect to each Fund (as defined below) as of the Effective Date set forth in Appendix A, by and between KRANESHARES TRUST, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and the investment adviser of the Funds, KRANE FUNDS ADVISORS, LLC (the “Adviser’’) and replaces and terminates the current Fee Waiver Agreement with respect to each Fund.

WITNESSETH:

WHEREAS, the Adviser serves as investment adviser to each Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Adviser dated as of the Effective Date, as amended from time to time (the “Investment Advisory Agreement”);

WHEREAS, the Adviser is entitled to compensation under the Investment Advisory Agreement in exchange for providing advisory and other services, and paying all of the Trust’s expenses except those specifically excluded therein; and

WHEREAS, the Adviser desires to waive a portion the Advisory Fee specified in Schedule A of the Investment Advisory Agreement (“Advisory Fee”) of each Fund listed in Appendix A hereto for the period described herein pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Adviser to implement such waivers;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intended to be legally bound hereby, mutually agree as follows:

1. Advisory Fee Waiver. The Adviser hereby agrees to waive a portion of its current Advisory Fee for each Fund by an annual rate, expressed as a percentage of average annual net assets, listed in Appendix A hereto (the “Annual Waiver”).

2. Term. This Agreement shall become effective with respect to a Fund on the date set forth in Appendix A hereto and shall remain in effect with respect to such Fund until the date set forth in Appendix A hereto.

3. Termination. This Agreement may be terminated at any time with respect to any Fund, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund. This Agreement will automatically terminate with respect to any Fund listed in Appendix A if the Investment Advisory Agreement for that Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for that Fund.

4. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

5. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

KRANESHARES TRUST	KRANE FUNDS ADVISORS, LLC

By:	By:
Name:	Name:
Title:	Title:

Appendix A

Fund	Effective Date	Waiver Period	Annual Waiver
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]	Effective Date through August 1, 2028	0.04%

EXHIBIT E

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DATES

Advisory Agreement Approval Dates

Set forth below are the dates on which the Original Advisory Agreement was last submitted to shareholders and approved by the Board.

Fund	Date Last Submitted to Shareholders	Date Last Approved by the Board
Quadratic Deflation ETF	09/17/2021	05/21/2025
Quadratic Interest Rate Volatility and Inflation Hedge ETF	05/10/2019	05/21/2025

Sub-Advisory Agreement Approval Dates

Set forth below are the dates on which the Original Sub-Advisory Agreement was last submitted to shareholders and approved by the Board.

Fund	Date Last Submitted to Shareholders	Date Last Approved by the Board
Quadratic Deflation ETF	09/17/2021	05/21/2025
Quadratic Interest Rate Volatility and Inflation Hedge ETF	05/10/2019	05/21/2025

E-1

EXHIBIT F

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made this June 23, 2026, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is a management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto, as may be amended from time to time to add and remove series (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds; and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1. General Provision.

(a) The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act as amended or supplemented from time to time or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of Additional Information of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

2. Services to be Provided by the Adviser.

(a) Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c) Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d) Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may choose not to vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

(e) Securities Lending Activities. The Adviser shall provide the following services with respect to any securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Adviser’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Funds’ participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as the Adviser deems necessary or appropriate.

3. Information and Reports.

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4. Portfolio Transactions and Brokerage.

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e) Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation. The Trust agrees that any entity or person associated with the Adviser or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

5. Records.

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

6. Compensation.

(a) In addition to the compensation set forth in paragraph (c) below, for the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b) For the purpose of determining fees payable to the Adviser under the preceding paragraph, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s pricing and valuation procedures, as amended from time to time, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c) In addition to the compensation set forth in paragraph (a) above, for the services provided by the Adviser under Section 2(e) with respect to each Fund, the Adviser shall receive the compensation set forth in Schedule B.

7. Expenses.

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under this Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. For the avoidance of doubt, any fees and expenses incurred by a Fund in connection with the lending of its portfolio securities shall be treated as reducing the gross revenues or income receivable from such arrangements and shall not be treated as a fee or expense for which the Adviser is responsible.

8. Liability of Adviser.

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or any Fund to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9. Term of Agreement; Termination of Agreement; Amendment of Agreement.

(a) Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved with respect to such Fund at least annually as required by the Investment Company Act.

(b) Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). This Agreement will terminate automatically in the event of its assignment.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10. Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

11. Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12. Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

13. Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14. Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15. Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

16. Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:
Name:	Jonathan Krane
Title:	President

KRANESHARES FUNDS ADVISORS, LLC

By:
Name:	Jonathan Krane
Title:	CEO

Schedule A

Dated June 23, 2026

to the

Investment Advisory Agreement dated June 23, 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]	0.99%
Quadratic Deflation ETF	[●]	0.99%

Schedule B

Dated June 23, 2026

to the

Investment Advisory Agreement dated June 23, 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Securities Lending Fees

As compensation for services provided by the Adviser in connection with securities lending-related activities of each Fund covered by the Agreement, except the Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF, a lending Fund shall pay to the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

EXHIBIT G

INTERIM INVESTMENT ADVISORY AGREEMENT

This Interim Investment Advisory Agreement (“Agreement”) is made effective as of June 23, 2026, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, for and on behalf of the series listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust, on behalf of the Funds, and the Adviser are parties to the Investment Advisory Agreement dated as of June 7, 2017 (the “Current Investment Advisory Agreement”), pursuant to which the Adviser provides investment management services to the Funds;

WHEREAS, the Adviser has entered into an agreement pursuant to which the current control persons of the Adviser will change (the “Transaction”), whereby the closing of the Transaction (“Closing”) would result in an “assignment” of the Current Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”) and, as required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment;

WHEREAS, the Closing is expected to take effect prior to the date on which a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) is approved by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each fund; and

WHEREAS, in anticipation of the Closing, the Board of Trustees of the Trust (“Board”) terminated the Current Advisory Agreement immediately prior thereto and, to provide continuous advisory services to the Funds until the New Advisory Agreement is approved as described in the foregoing recital, desires to retain the Adviser under this Agreement to provide investment management services to each of the Funds pursuant to Rule 15a-4(b)(1) under the 1940 Act, and the Adviser is willing to render such investment management services to each Fund commencing on the Effective Date (as defined below) and until the earlier of: (i) the expiration of the 150-day period following the date of the Closing; and (ii) the date on which the New Advisory Agreement is approved by a “majority of the outstanding voting securities” of the Fund, in each case, unless earlier terminated pursuant to the terms hereof.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. General Provision.

(a) The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act as amended or supplemented from time to time or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of Additional Information of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

2. Services to be Provided by the Adviser.

(a) Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c) Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d) Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may choose not to vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

(e) Securities Lending Activities. The Adviser shall provide the following services with respect to any securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Adviser’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Funds’ participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as the Adviser deems necessary or appropriate.

3. Information and Reports.

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4. Portfolio Transactions and Brokerage.

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e) Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation. The Trust agrees that any entity or person associated with the Adviser or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

5. Records.

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

6. Compensation.

(a) In addition to the compensation set forth in paragraph (c) below, for the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b) For the purpose of determining fees payable to the Adviser under the preceding paragraph, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s pricing and valuation procedures, as amended from time to time, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c) In addition to the compensation set forth in paragraph (a) above, for the services provided by the Adviser under Section 2(e) with respect to each Fund, the Adviser shall receive the compensation set forth in Schedule B.

7. Expenses.

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under this Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. For the avoidance of doubt, any fees and expenses incurred by a Fund in connection with the lending of its portfolio securities shall be treated as reducing the gross revenues or income receivable from such arrangements and shall not be treated as a fee or expense for which the Adviser is responsible.

8. Liability of Adviser.

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or any Fund to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9. Term of Agreement; Termination of Agreement; Amendment of Agreement.

(a) With respect to each Fund, this Agreement shall become effective upon the termination of the Current Advisory Agreement (the “Effective Date”) and shall continue in effect until the earlier of: (i) of the effective date of the New Advisory Agreement, which shall be the date as of which the New Advisory Agreement is approved by a vote of the “majority of the outstanding voting securities” of the Fund; or (ii) the expiration of the one hundred and fifty (150) day period following the Effective Date (the earlier of such dates, the “Termination Date”). Each Fund will be deemed to have terminated this Agreement on the Termination Date.

(b) Notwithstanding the foregoing, this Agreement may be terminated, without penalty, with respect to any Fund: (a) at any time without penalty by the Board upon the vote of a majority of the entire Board or by vote of a “majority of the outstanding shares” of the Fund, upon sixty (60) days’ written notice to the Adviser, and (b) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund).

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10. Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

11. Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12. Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

13. Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14. Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15. Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

16. Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:

Name:

Title:

KRANESHARES FUNDS ADVISORS, LLC

By:

Name:

Title:

Schedule A

Dated June 23, 2026

to the

Interim Investment Advisory Agreement dated June 23, 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
Quadratic Interest Rate Volatility and Inflation Hedge ETF	June 23, 2026	0.99%
Quadratic Deflation ETF	June 23, 2026	0.99%

Schedule B

Dated June 23, 2026

to the

Interim Investment Advisory Agreement dated June 23, 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Securities Lending Fees

As compensation for services provided by the Adviser in connection with securities lending-related activities of each Fund covered by the Agreement, except the Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF, a lending Fund shall pay to the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

EXHIBIT H

Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (the “Agreement”) is made this __ day of ___, 2026 by and between Krane Funds Advisors, LLC, a Delaware limited liability company located at 280 Park Ave, 32nd Floor, New York, NY 10017 (the “Adviser”) and Quadratic Capital Management LLC, a Delaware limited liability company with its principal place of business located at 39 Lewis Street, 4th Floor, Greenwich, Connecticut 06830 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with KraneShares Trust (the “Trust”), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), desires to enter into this Agreement with the Sub-Adviser pursuant to which the Sub-Adviser will furnish such services with respect to each Fund listed on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule A may be amended from time to time upon mutual agreement of the parties; and

WHEREAS, the Sub-Adviser is willing to furnish the services set forth in this Agreement with respect to each Fund listed in Schedule A to this Agreement, as the same may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with each Fund’s respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (collectively, the “Prospectus”), and subject to the following:

(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by each Fund, and what portion of the Assets will be invested or held uninvested in cash, as is permissible under the terms of the Prospectus.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust and By-Laws (each as defined below), the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures from time to time provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable and appropriate. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, provided, however, that all such transactions shall be consistent such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules from time to time promulgated by the U.S. Securities and Exchange Commission (“SEC”). In no instance will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Funds at the same or similar times, provided such transactions are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser will have no obligation to advise, initiate, or take any other action on behalf of the Adviser, the Funds, or the Assets in any legal proceedings (including, without limitation, class actions, and bankruptcies) relating to the securities comprising the Assets or any other matter. The Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter. The Sub-Adviser will, however, notify the Adviser and the Trust’s custodian of class action settlements or bankruptcies relating to the Assets about which it becomes aware.

(i) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(j) The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k) The Sub-Adviser shall monitor the Assets owned by each Fund and, in accordance with the Trust’s Fair Valuation Procedures, as adopted by the Board and as may be amended from time to time, shall promptly notify the Adviser and the Trust’s fund accounting agent of Assets that the Sub-Adviser believes should be fair valued. Fair valuation of securities in a Fund may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement including, without limitation:

(a) regulatory filings by the Funds;

(b) compliance by the Funds;

(c) custody of Fund Assets;

(d) transfer agency in Fund shares; and

(e) listing Fund Shares on NYSE Arca, Inc. or another national securities exchange.

The Adviser shall also oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished or will furnish the Sub-Adviser with copies of each of the following documents:

(a) The Trust’s Amended and Restated Declaration of Trust dated June 7, 2017 (such Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b) By-Laws of the Trust adopted June 7, 2017 (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c) Prospectus and statement of additional information of each Fund, as amended from time to time;

(d) Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e) Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f) A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g) The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s Name (as defined in Section 12) or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements or the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule B which is attached hereto and made part of this Agreement. The fee shall be paid to the Sub-Adviser monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect.

5. Expenses. Each of the Adviser and the Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the its duties under this Agreement.

6. Liability and Indemnification. Neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants shall be liable to the Adviser, the Trust, any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or any controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) for any claim, loss, liability or damage suffered by a Fund Indemnitee in connection with the subject matter of this Agreement howsoever any such claim, loss, liability or damage may have occurred unless such claim, loss, liability or damage arises from the Sub-Adviser’s (i) own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement or (ii) breach of fiduciary duty with respect to receipt of compensation for services, or as may otherwise be provided by the 1940 Act or under the provisions of other federal securities laws or applicable state law which cannot be waived or modified herein.

The Sub-Adviser shall indemnify and hold harmless the Fund Indemnitees from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants as follows:

(a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d) The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g) This Agreement is a valid and binding agreement of the Sub-Adviser;

(h) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i) The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Representations and Warranties of the Adviser. The Adviser represents and warrants as follows:

(a) The execution, delivery and performance by the Adviser of this Agreement has been or will be duly authorized by all necessary action on the part of the Adviser and the Board;

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it or a member of its executive management is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Adviser (other than any routine regulatory examinations);

(c) The Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of Assets in each Fund, cash requirements and cash available for investment in each Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder;

(d) The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted; and

(e) The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

9. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a) Duration. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval as to each Fund and thereafter for successive periods of one year for so long as such continuance thereafter is specifically approved at least annually by (i) vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) the Trustees of the Trust or by vote of a majority of each Fund’s outstanding voting securities; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. Prior to voting on the approval or renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i) By vote of a majority of the Board, by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii) By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Trust;

(iii) By any party, to take effect immediately upon written notice to the other party, in the event that:

(A)	the license, approval, authorization or consent held by the other party which is required for the performance of its obligations under this Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended;

(B)	the other party commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to winding up, bankruptcy or administration of either party;

(D)	any adverse finding is make in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10. Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b) the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”). For purpose of clarity, the Sub-Adviser’s written policies and procedures will be designed only to prevent violation of the “federal securities laws” by the Funds to the extent such activities are directly controlled by the Sub-Adviser. The Sub-Adviser will not be responsible for non-compliance caused by the Adviser, the Trust or any other third parties.

11. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all confidential and proprietary information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof (“Confidential Information”). It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as Confidential Information and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate who reasonably require access to such Confidential Information in connection with the Funds and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as Confidential Information and for use only by the Sub-Adviser, its affiliates and agents, or such persons as the Sub-Adviser may designate who reasonably require access to such Confidential Information in connection with the Funds and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information, in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. Further, each of the Adviser and the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was already known to the applicable party prior to the time of the disclosure.

12. Reporting of Compliance Matters.

(a) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii) a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and (iv) an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b) The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13. The Name “Quadratic.” The Sub-Adviser grants to the Trust a sublicense to use the name “Quadratic” (the “Name”) as part of the name of any Fund sub-advised by the Sub-Adviser. The foregoing authorization by the Sub-Adviser to the Trust to use the Name as part of the name of any Fund sub-advised by the Sub-Adviser is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Sub-Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Sub-Adviser, including in any filing or other document produced for the SEC or other regulatory agency or self-regulatory organization as may be required by law or as advised by legal counsel to the Trust; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Sub-Adviser may from time to time promulgate. At the request of the Sub-Adviser, the Trust will (a) submit to Sub-Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund (i) promptly and without undue delay upon the termination of this Agreement or (ii) otherwise within thirty (30) days of its receipt of the Sub-Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, in either case, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. The Sub-Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use the Name and to license the name to any third party, including the Trust. For purposes of clarity, the Adviser shall have no right to use the Name at any time without the prior written consent of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser’s prior written consent is not required when use of the Name by the Adviser is as required by applicable law, rule, or regulation, including in a Fund registration statement, as amended or supplemented from time to time, in Fund shareholder reports, or in Fund proxy statements.

14. Non-Exclusivity. The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided such services are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, provided such services and activities are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds. Further, the Adviser understands, and has advised the Board, that the persons employed by the Sub-Adviser in assist in the Sub-Adviser’s duties under this Agreement will not devote their full-time efforts and services to the Trust unless required to comport with the Sub-Adviser’s fiduciary obligations to the Funds.

15. Supplemental Arrangements. The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder other than investment advisory services, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment of this Agreement or otherwise be inconsistent with any applicable law, including Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

16. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17. Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18. Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

Krane Funds Advisor LLC
280 Park Avenue, 32nd Floor
New York, NY 10017
Attention: Jonathan Krane, CEO
jonathan.krane@kraneshares.com

KraneShares Trust
280 Park Avenue, 32nd Floor
New York, NY 10017
Attention: Jonathan Krane, CEO
jonathan.krane@kraneshares.com

Quadratic Capital Management, LLC
39 Lewis Street, 4th Floor
Greenwich, CT 06830
Attention: Nancy Davis
nancy.davis@quadraticllc.com

19. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

20. Trust and Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any claims against or liabilities of the Trust shall be limited in all cases to the Trust and its assets, and if the liability or claim relates to one or more Fund, they shall be limited to the respective assets of that Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Trustees or any individual Trustee of the Trust.

21. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

23. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

24. Miscellaneous.

a. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

b. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

KRANE FUND ADVISORS, LLC

By:
Name:
Title:

QUADRATIC CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Signature Page to Sub-Advisory Agreement

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
Dated __, 2026
Between
Krane Funds Advisors, LLC and Quadratic Capital Management LLC

List of Funds

Quadratic Interest Rate Volatility and Inflation Hedge ETF

Quadratic Deflation ETF

SCHEDULE B
to the
SUB-ADVISORY AGREEMENT
Dated __, 2026
between
Krane Funds Advisors, LLC and Quadratic Capital Management LLC

With respect to each Fund, the Adviser shall pay the Sub-Adviser -seventy-six percent (76%) of the sum of: (i) the total gross advisory fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

EXHIBIT I

INTERIM SUB-ADVISORY AGREEMENT

This INTERIM SUB-ADVISORY AGREEMENT (the “Agreement”) is made effective as of the 23rd day of June, 2026 by and between Krane Funds Advisors, LLC, a Delaware limited liability company located at 280 Park Ave, 32nd Floor, New York, NY 10017 (the “Adviser”) and Quadratic Capital Management LLC, a Delaware limited liability company with its principal place of business located at 39 Lewis Street, 4th Floor, Greenwich, Connecticut 06830 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Adviser and KraneShares Trust (the “Trust”), a Delaware statutory trust, are parties to an Investment Advisory Agreement (the “Current Advisory Agreement”), pursuant to which the Adviser provides investment management services to the series of the Trust;

WHEREAS, the Adviser and Sub-Adviser are parties to a Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”), pursuant to which the Sub-Adviser provides investment management services to the series of the Trust listed in Schedule A (each a “Fund”), as may be amended from time to time;

WHEREAS, the Adviser has entered into an agreement pursuant to which the current control persons of the Adviser will change (the “Transaction”), whereby the closing of the Transaction (“Closing”) would result in an “assignment” of the Current Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”) and, as required by the 1940 Act, result in its automatic termination;

WHEREAS, the Current Sub-Advisory Agreement, by its terms, automatically terminates upon the termination of the Current Advisory Agreement;

WHEREAS, the Closing is expected to take effect prior to the date on which a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) is approved by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund;

WHEREAS, in anticipation of the Closing, the Board of Trustees of the Trust (“Board”) terminated the Current Advisory Agreement immediately prior thereto and, to provide continuous advisory services to the Funds until the New Advisory Agreement is approved as described in the foregoing recital, the Trust retained the Adviser under an interim investment advisory agreement to provide investment management services to the Funds pursuant to Rule 15a-4(b)(1) under the 1940 Act until the earlier of: (i) the expiration of the 150-day period following the date of the Closing; and (ii) the date on which the New Advisory Agreement is approved by a “majority of the outstanding voting securities” of the Fund, in each case, unless earlier terminated pursuant to the terms hereof; and

WHEREAS, the Adviser desires to retain the Sub-Adviser under this Agreement to provide investment management services to the Fund pursuant to Rule 15a-4(b)(1) under the 1940 Act to ensure continuity of management of the Fund, and the Sub-Adviser is willing to render such investment management services to the Fund commencing on the Effective Date (as defined below) and until the earlier of: (i) the expiration of the 150-day period following the date of the Closing; and (ii) the date on which the New Advisory Agreement is approved by a “majority of the outstanding voting securities” of the Fund, in each case, unless earlier terminated pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with each Fund’s respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (collectively, the “Prospectus”), and subject to the following:

(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by each Fund, and what portion of the Assets will be invested or held uninvested in cash, as is permissible under the terms of the Prospectus.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust and By-Laws (each as defined below), the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures from time to time provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (“the “Advisers Act”), the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable and appropriate. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, provided, however, that all such transactions shall be consistent such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules from time to time promulgated by the U.S. Securities and Exchange Commission (“SEC”). In no instance will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund. The Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for the Funds at the same or similar times, provided such transactions are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser will have no obligation to advise, initiate, or take any other action on behalf of the Adviser, the Funds, or the Assets in any legal proceedings (including, without limitation, class actions, and bankruptcies) relating to the securities comprising the Assets or any other matter. The Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter. The Sub-Adviser will, however, notify the Adviser and the Trust’s custodian of class action settlements or bankruptcies relating to the Assets about which it becomes aware.

(i) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(j) The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k) The Sub-Adviser shall monitor the Assets owned by each Fund and, in accordance with the Trust’s Fair Valuation Procedures, as adopted by the Board and as may be amended from time to time, shall promptly notify the Adviser and the Trust’s fund accounting agent of Assets that the Sub-Adviser believes should be fair valued. Fair valuation of securities in a Fund may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement including, without limitation:

(a) regulatory filings by the Funds;

(b) compliance by the Funds;

(c) custody of Fund Assets;

(d) transfer agency in Fund shares; and

(e) listing Fund Shares on NYSE Arca, Inc. or another national securities exchange.

The Adviser shall also oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished or will furnish the Sub-Adviser with copies of each of the following documents:

(a) The Trust’s Amended and Restated Declaration of Trust dated June 7, 2017 (such Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b) By-Laws of the Trust adopted June 7, 2017 (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By -Laws”);

(c) Prospectus and statement of additional information of each Fund, as amended from time to time;

(d) Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e) Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f) A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g) The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s Name (as defined in Section 12) or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements or the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule B which is attached hereto and made part of this Agreement. The fee shall be paid to the Sub-Adviser monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect.

5. Expenses. Each of the Adviser and the Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the its duties under this Agreement.

6. Liability and Indemnification. Neither the Sub-Adviser nor any of its officers, affiliates, employees or consultants shall be liable to the Adviser, the Trust, any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or any controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) for any claim, loss, liability or damage suffered by a Fund Indemnitee in connection with the subject matter of this Agreement howsoever any such claim, loss, liability or damage may have occurred unless such claim, loss, liability or damage arises from the Sub-Adviser’s (i) own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement or (ii) breach of fiduciary duty with respect to receipt of compensation for services, or as may otherwise be provided by the 1940 Act or under the provisions of other federal securities laws or applicable state law which cannot be waived or modified herein.

The Sub-Adviser shall indemnify and hold harmless the Fund Indemnitees from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants as follows:

(a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d) The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g) This Agreement is a valid and binding agreement of the Sub-Adviser;

(h) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i) The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Representations and Warranties of the Adviser. The Adviser represents and warrants as follows:

(a) The execution, delivery and performance by the Adviser of this Agreement has been or will be duly authorized by all necessary action on the part of the Adviser and the Board;

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it or a member of its executive management is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Adviser (other than any routine regulatory examinations);

(c) The Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of Assets in each Fund, cash requirements and cash available for investment in each Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its duties hereunder;

(d) The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted; and

(e) The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

9. Duration and Termination.

(a) This Agreement shall become effective upon the termination of the Current Sub-Advisory Agreement (the “Effective Date”) and shall continue in effect until the earlier of: (i) the approval of the New Advisory Agreement by a vote of the “majority of the outstanding voting securities” of the Fund; or (ii) the expiration of the one hundred and fifty (150) day period following the Effective Date (the earlier of such dates, the “Termination Date”). The Adviser will be deemed to have terminated this Agreement on the Termination Date.

(b) Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)	By vote of a majority of the Board, by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Trust.

(iii)	By any party, to take effect immediately upon written notice to the other party, in the event that:

(A)	the license, approval, authorization or consent held by the other party which is required for the performance of its obligations under this Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended;

(B)	the other party commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to winding up, bankruptcy or administration of either party;

(D)	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10. Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b) the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”). For purpose of clarity, the Sub-Adviser’s written policies and procedures will be designed only to prevent violation of the “federal securities laws” by the Funds to the extent such activities are directly controlled by the Sub-Adviser. The Sub-Adviser will not be responsible for non-compliance caused by the Adviser, the Trust or any other third parties.

11. Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all confidential and proprietary information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof (“Confidential Information”). It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as Confidential Information and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate who reasonably require access to such Confidential Information in connection with the Funds and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as Confidential Information and for use only by the Sub-Adviser, its affiliates and agents, or such persons as the Sub-Adviser may designate who reasonably require access to such Confidential Information in connection with the Funds and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information, in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. Further, each of the Adviser and the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was already known to the applicable party prior to the time of the disclosure.

12. Reporting of Compliance Matters.

(a) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii) a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and (iv) an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b) The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13. The Name “Quadratic.” The Sub-Adviser grants to the Trust a sublicense to use the name “Quadratic” (the “Name”) as part of the name of any Fund sub-advised by the Sub-Adviser. The foregoing authorization by the Sub-Adviser to the Trust to use the Name as part of the name of any Fund sub-advised by the Sub-Adviser is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Sub-Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Sub-Adviser, including in any filing or other document produced for the SEC or other regulatory agency or self-regulatory organization as may be required by law or as advised by legal counsel to the Trust; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Sub-Adviser may from time to time promulgate. At the request of the Sub-Adviser, the Trust will (a) submit to Sub-Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund (i) promptly and without undue delay upon the termination of this Agreement or (ii) otherwise within thirty (30) days of its receipt of the Sub-Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, in either case, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. The Sub-Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use the Name and to license the name to any third party, including the Trust. For purposes of clarity, the Adviser shall have no right to use the Name at any time without the prior written consent of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser’s prior written consent is not required when use of the Name by the Adviser is as required by applicable law, rule, or regulation, including in a Fund registration statement, as amended or supplemented from time to time, in Fund shareholder reports, or in Fund proxy statements.

14. Non-Exclusivity. The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided such services are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, provided such services and activities are consistent with applicable law and the Sub-Adviser’s fiduciary obligations to the Funds. Further, the Adviser understands, and has advised the Board, that the persons employed by the Sub-Adviser in assist in the Sub-Adviser’s duties under this Agreement will not devote their full-time efforts and services to the Trust unless required to comport with the Sub-Adviser’s fiduciary obligations to the Funds.

15. Supplemental Arrangements. The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder other than investment advisory services, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment of this Agreement or otherwise be inconsistent with any applicable law, including Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

16. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17. Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18. Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

Krane Funds Advisor LLC
280 Park Avenue, 32nd Floor
New York, NY 10017
Attention: Jonathan Krane, CEO
jonathan.krane@kraneshares.com

KraneShares Trust
280 Park Avenue, 32nd Floor
New York, NY 10017
Attention: Jonathan Krane, CEO
jonathan.krane@kraneshares.com

Quadratic Capital Management, LLC
39 Lewis Street, 4th Floor
Greenwich, CT 06830
Attention: Nancy Davis
nancy.davis@quadraticllc.com

19. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

20. Trust and Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any claims against or liabilities of the Trust shall be limited in all cases to the Trust and its assets, and if the liability or claim relates to one or more Fund, they shall be limited to the respective assets of that Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Trustees or any individual Trustee of the Trust.

21. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

23. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

24. Miscellaneous.

a. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

b. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

KRANE FUNDS ADVISORS, LLC

By:
Name:
Title:

QUADRATIC CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Signature Page to Sub-Advisory Agreement

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
Dated June 23, 2026
Between
Krane Funds Advisors, LLC and Quadratic Capital Management LLC

List of Funds

Quadratic Interest Rate Volatility and Inflation Hedge ETF

Quadratic Deflation ETF

SCHEDULE B
to the
SUB-ADVISORY AGREEMENT
Dated June 23, 2026
between
Krane Funds Advisors, LLC and Quadratic Capital Management LLC

With respect to each Fund, the Adviser shall pay the Sub-Adviser seventy-six percent (76%) of the sum of: (i) the total gross advisory fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

EXHIBIT J

ADVISORY AND SUB-ADVISORY FEES

Advisory Fees

Set forth below are (i) the advisory fees payable and paid to Krane by each Fund for the fiscal year ended March 31, 2026 (before and after taking into account any fee waivers) and the related fee waiver or reimbursement; and (ii) the fees earned by Krane for services provided in connection with securities lending-related activities for applicable Funds.

Fund	Advisory Fees Payable (before any waivers or reimbursements)		Advisory Fees Paid (after any waivers or reimbursements)		Advisory Fees Waived or Reimbursed	Fees from Securities Lending
Quadratic Deflation ETF	$	[●]	$	[●]	None	N/A
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$	[●]	$	[●]	None	N/A

Sub-Advisory Fees

Set forth below are the sub-advisory fees payable and paid to Quadratic by Krane, with respect to each Fund, for the fiscal year ended March 31, 2026, (before and after taking into account any fee waivers) and the related fee waiver.

Fund	Sub-Advisory Fees Payable (before any waivers)		Sub-Advisory Fees Paid (after any waivers)		Sub-Advisory Fees Waived
Quadratic Deflation ETF	$	[●]	$	[●]	None
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$	[●]	$	[●]	None

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EXHIBIT K

ADDITIONAL INFORMATION REGARDING BOARD CONSIDERATIONS

Approval of the Interim and New Sub-Advisory Agreements

At meetings held on February 20, May 20, and June 18, 2026, the Board, including all of the Independent Trustees, voted to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement with respect to each Fund. In advance of the meetings, and at separate meetings of the Independent Trustees in executive session held in connection with each of the meetings, the Board received and considered information from Krane and Quadratic provided in response to written requests from independent legal counsel to the Independent Trustees relating to consideration of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement with respect to each Fund.

In evaluating the New Sub-Advisory Agreement, the Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Quadratic; (2) the compensation proposed to by paid by Krane to Quadratic under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement; (3) the costs of the services provided by Quadratic and the profitability of Quadratic with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and enable investors in the Funds to share in any such economies of scale; and (5) other benefits Quadratic receives from its relationship with the Funds. Certain of the factors considered in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another or attributed different weights to various factors.

Before approving the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by Quadratic and to consider the terms of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. Based on its evaluation of those materials, discussions with management, and the information the Board received throughout the year at its regular meetings, the Board, including the Independent Trustees, concluded that the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Extent and Quality of Services. The Board considered the nature, quality, and extent of the services that would be provided by Quadratic under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board considered that the services currently provided by Quadratic under the Original Sub-Advisory Agreement will continue under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, and that there will be no change to the Quadratic personnel providing such services to the Funds. The Board considered the responsibilities of Quadratic with respect to each Fund under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board took note of the qualifications, background and responsibilities of Quadratic’s senior personnel who provide services to the Funds. Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services to be provided by Quadratic under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Investment Performance. The materials provided in advance of the meetings contained information related to each Fund’s performance versus its broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board noted the following with respect to the performance of each Fund relative to its respective identified peer groups:

IVOL: The Board noted that IVOL ranks in the bottom decile against both its primary and secondary Morningstar peer groups for the 1-year, 3-year and since inception periods. The Board recognized that the primary Morningstar peer group includes only passive ETFs holding Treasury Inflation-Protected Securities, rather than actively managed ETFs with exposure to OTC interest rate options, such as IVOL. The Board considered that the secondary peer group captures liquid alternative mutual funds and active ETFs and noted Quadratic’s view that although these funds’ strategies differ, they share unique or less common risk and return characteristics and provide access to sophisticated strategies, as does IVOL. The Board considered that IVOL provides access to OTC interest rate markets and is long fixed-income volatility, both of which have previously only been available in private funds.

BNDD: The Board noted that BNDD ranked in the bottom quartile for performance over the one-year and since inception period when compared to its secondary peer group. The Board noted Quadratic’s view that the yield curve steepening had detracted from BNDD’s performance. When compared to the Morningstar peer group, BNDD underperformed over the one-year period due to the yield curve steepening, but performed more in line with the median of the broad peer group since inception.

Compensation. The Board considered that the unitary fee paid by each Fund and the sub-advisory fee rate of Quadratic would be unchanged in connection with the implementation of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board considered that under the unitary fee arrangement, Krane is responsible for paying most of each Fund’s expenses, including the sub-advisory fee of Quadratic. The Board considered that the total expense ratio of IVOL would be reduced, through August 1, 2028, pursuant to a fee waiver agreement entered into between the Trust and Krane. The Board also considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs and entrepreneurial risks that are incurred by Quadratic in offering the Funds.

Although the Board received information regarding the fees paid to Quadratic under the Original Sub-Advisory Agreement, the Board noted the arm’s-length nature of the relationship between Krane and Quadratic with respect to the negotiation of sub-advisory fee rates. The Board also considered that Krane (and not the Funds) pays Quadratic’s fees.

Costs and Profitability. The Board considered a report of Fund- profitability prepared by Krane. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure.

Other Benefits. The Board noted that certain employees of Quadratic also hold an equity interest in Quadratic and would benefit from the approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board did not observe any other specific benefits to be realized by Quadratic or its management from the approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Economies of Scale. The Board considered whether fees under the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement reflect the potential for economies of scale for the benefit of Fund shareholders. The Board determined that, at present, economies of scale are not a material factor for the Board to consider in connection with New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement due to the level of assets under management in each of the Funds.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements contained in the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are reasonable and in the best of interests of shareholders.

Approval of the Original Sub-Advisory Agreement

At a meeting held on May 20-21, 2025, the Board, including all of the Independent Trustees, approved renewal th Original Sub-Advisory Agreement. In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on May 20, 2025, the Board received and considered information provided by Quadratic in response to the Independent Trustees’ written requests relating to the Board’s consideration of the Original Sub-Advisory Agreement with respect to each of the Funds.

The Board considered that its evaluation process with respect to Quadratic is an ongoing one, and the Board considers information at each of its regularly scheduled meetings related to, among other matters, the services provided to each Fund by Quadratic. The Board also receives additional information from Krane outside of the regularly scheduled Board meetings, including at executive sessions held by the Independent Trustees with respect to the Funds.

In evaluating the Original Sub-Advisory Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Quadratic; (2) the compensation paid to Quadratic by Krane; (3) the costs of the services provided by Quadratic and the profitability of Quadratic with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and whether investors in the Funds will share in any such economies of scale; and (5) other benefits Quadratic receive from its relationship with the Funds.

Nature, Extent and Quality of Services. Based on written and oral reports received by the Board prior to and at the May 20, 2025 executive session of the Independent Trustees and the May 20-21, 2025 meeting of the Board, the Board considered the nature, quality, and extent of the overall services provided by Quadratic under the Original Sub-Advisory Agreement, including the following:

●	The Board took note of the qualifications and experience of Quadratic’s chief investment officer, noting her considerable expertise in managing exposures to interest rates and portfolios of over-the-counter options.

●	The Board considered Quadratic’s involvement in developing the investment strategy of both IVOL and BNDD and marketing them to potential institutional investors.

●	The Board also noted that Quadratic made a significant investment in developing proprietary technology for managing IVOL and BNDD, and that IVOL and BNDD had each performed consistent with Quadratic’s expectations over the last year.

●	The Board considered that there are very few competitors to either IVOL or BNDD. The Board considered that IVOL and BNDD provide retail investors with access to OTC interest rate options, which otherwise are generally available only to accredited or qualified investors in private funds.

●	The Board considered the financial condition of Quadratic and considered its current organizational structure.

Investment Performance. The Board noted that it considers the performance of each Fund versus an identified Morningstar peer group at each regular meeting of the Board. At May 20-21, 2025 meeting, the Board considered each Fund’s performance versus its Morningstar peer group, as well as a secondary custom peer group curated to better reflect the strategy of a particular Fund. The Board noted the limitations of comparisons versus such large and undifferentiated peer groups, considering that the Funds offer shareholders access to unique investment opportunities.

The Board noted that the Funds are actively managed, and it considered that the comparison against the performance of passively managed funds contained in the Morningstar peer group was therefore of relatively limited value. The Board noted the following with respect to the performance of each Fund relative to its respective identified peer groups:

IVOL: The Board noted that IVOL ranks in the bottom decile against both its primary and secondary peer groups for the 1-year, 3-year and since inception periods. The Board recognized that the primary Morningstar peer group includes only passive ETFs holding Treasury Inflation-Protected Securities, rather than actively managed ETFs with exposure to over-the-counter (“OTC”) interest rate options, such as IVOL. The Board considered that the secondary peer group captures liquid alternative mutual funds and active ETFs and noted Quadratic’s view that although these funds’ strategies differ, they share unique or less common risk and return characteristics and provide access to sophisticated strategies, as does IVOL.

BNDD: The Board noted that BNDD ranked in the top quartile for performance over the one-year and since inception period when compared to its primary Morningstar peer group of passive government bond ETFs. When compared to the secondary peer group, BNDD underperformed because the peer group captures liquid alternative mutual funds and actively managed ETFs, many of which benefited from the risk environment over the period.

Compensation. The Board considered that pursuant to the Original Advisory Agreement, Krane has agreed to a unitary advisory fee arrangement for each Fund. Under the unitary fee arrangement, Krane is responsible for paying most of a Fund’s expenses, including those of the Fund’s principal service providers and Quadratic. The Board considered that the total expense ratio of IVOL was reduced by a contractual fee waiver agreement entered into between the Trust and Krane. The Board also considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs and entrepreneurial risks that are incurred by Quadratic in offering the Funds. The Board also considered the net expense ratios of the Funds compared to those of their peer groups.

Although the Board received information regarding the fees paid to Quadratic under the Original Sub-Advisory Agreement, the Board noted the arm’s-length nature of the relationship between Krane and Quadratic with respect to the negotiation of sub-advisory fee rates. The Board also considered that Krane (and not the Funds) pays Quadratic’s fees.

Costs and Profitability. The Board considered a report of the Funds’ profitability prepared by Krane. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure.

Other Benefits. The Board noted that certain employees of Quadratic also hold an equity interest in Quadratic and would benefit from the approval of the Original Sub-Advisory Agreement. The Board did not observe any other specific benefits to be realized by Quadratic or its management from the approval of the Original Sub-Advisory Agreement.

Economies of Scale. The Board considered whether fees under the Original Sub-Advisory Agreement reflect the potential for economies of scale for the benefit of Fund shareholders. The Board determined that, at present, economies of scale are not a material factor for the Board to consider in connection with Original Sub-Advisory Agreement due to the level of assets under management in each of the Funds.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Original Sub-Advisory Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Original Sub-Advisory Agreement. The Board noted that, as in the past, it will continue to monitor the Funds at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangements between Krane and Quadratic, as outlined in the Original Sub-Advisory Agreements, were reasonable in light of the factors considered by the Board.

EXHIBIT L

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

To vote by Telephone

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

T01740-S43170

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

Please complete, date and sign this proxy and return it promptly in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e [Joint Owners] Date KRANESHARES TRUST 280 P ARK A VENUE 32ND FLOOR NEW YORK, NY 10017 2. T o app r ove a new investment sub - advisory ag r eement between Krane and Quadratic on behalf of the Fund. 1. T o app r ove a new investment advisory ag r eement between Krane and the T rust on behalf of the Fund. The Boa r d of T rustees r ecommends you vote FOR the following: T o transact any other business as may p r operly come befo r e the Special Meeting and any adjou r nments or postponements the r eof. Please complete, date and sign this p r oxy and r etu rn it p r omptly in the enclosed envelope . Please sign exactly as your name(s) appear(s) he r eon . When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o ffice r . T01740 - S43170 Fo r Agains t Abstain ! ! ! ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Chec k th e appropriat e boxe s o n th e prox y car d below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. If you vote by T elephone or Internet, you do not need to mail your prox y . SCAN T O VIE W M A TERIAL S & VO TE ▶

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

T01741-S43170

The undersigned hereby appoints the President, each Vice President, Secretary and Assistant Secretary of the Trust separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting to be held at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, New York 10017, on August 20, 2026, at 9:30 AM Eastern time, and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the meeting, and at any and all adjournments and postponements thereof. **In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Sha r eholder Meeting: The Notice of Meeting of Sha r eholders and P r oxy Statement a r e available at ww w .p r oxyvote.com. T01741 - S43170 KRANESHARES TRUST PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2026 A T 9:30 AM EASTERN TIME (the "Special Meeting") Th e undersigne d he reb y appoint s th e Pr esident , eac h V ic e Pr esident , Sec r etar y an d Assistant Sec r etar y o f th e T rus t separatel y , with full power of substitution, as p roxies of the undersigned, to r ep r esent the undersigned and to vote, as designated on the r everse side of this p r oxy ca r d, at the above - stated Special Meeting to be held at the o ffices of Krane Funds Advisors, LLC (“Krane”) at 280 Park A venue, 32 nd Floo r , New Y ork, New Y ork 10017 , on August 20 , 2026 , at 9 : 30 AM Easte r n time, and at any and all adjou r nments and postponements the r eof, all sha r es of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjou r nments and postponements the r eof, on the matter listed on the r everse side of this p r oxy ca r d and in their disc r etion on any other matter which may come befo r e the meeting, and at any and all adjou r nments and postponements the r eof . In a case whe r e the undersigned fails to designate a choice on the matter listed on the r everse side of this p r oxy ca r d, the p r oxies will vote in favor of the matter at the Special Meeting, and at any and all adjou r nments and postponements the r eof . PLEASE VOTE, SIGN AND D A TE THIS PROXY AND RETURN IT IN THE ENCLOSED POS T AGE - P AID ENVELOPE

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